EXHIBIT 99.2 Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the page "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein. The Allstate Corporation Investor Supplement First Quarter 2018 The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

The Allstate Corporation
Investor Supplement - First Quarter 2018

Table of Contents

Consolidated Operations

Statements of Operations	1
Contribution to Income	2
Revenues	3
Segment Results	4
Condensed Statements of Financial Position	5
Book Value per Common Share	6
Return on Common Shareholders' Equity	7
Debt to Capital	8
Statements of Cash Flows	9
Analysis of Deferred Policy Acquisition Costs	10
Policies in Force	11
Premiums Written for Allstate Protection and Service Businesses	12
Catastrophe Losses	13
Prior Year Reserve Reestimates	14

Property-Liability Operations

Results	15
Underwriting Results by Area of Business	16
Catastrophe Experience	17
Allstate Protection	
Impact of Net Rate Changes Approved on Premiums Written	18
Allstate Brand Profitability Measures	19
Allstate Brand Statistics	20
Esurance Brand Profitability Measures and Statistics	21
Encompass Brand Profitability Measures and Statistics	22
Auto Profitability Measures	23
Homeowners Profitability Measures	24
Other Personal Lines Profitability Measures	25
Commercial Lines Profitability Measures	26
Discontinued Lines and Coverages	
Reserves	27

Service Businesses Operations

Segment Results	28
SquareTrade Results	29

Allstate Life Operations

Segment Results and Other Statistics	30
Analysis of Net Income	31
Return on Equity	32
Reserves and Contractholder Funds	33

Allstate Benefits Operations

Segment Results and Other Statistics	34
Segment Premium and Other Statistics	35
Return on Equity	36

Allstate Annuities Operations

Segment Results and Other Statistics	37
Analysis of Net Income	38
Return on Equity	39
Reserves and Contractholder Funds	40

Corporate and Other Segment Results 41

Investments

Consolidated Investments	42
Investments by Segment	43
Unrealized Net Capital Gains and Losses by Type	44
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax)	45
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-tax) by Segment	46
Investment Position and Results by Strategy	47
Investment Position and Results by Strategy by Segment	48
Performance-Based Investments	49
Limited Partnership Interests	50

Definitions of Non-GAAP Measures 51,52

Appendix

Property Damage % Change in Gross Claim Frequency and Paid Claim Severity Indexed to 2013	53

The Allstate Corporation
Consolidated Statements of Operations

($ in millions, except per share data)

	Three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Revenues					
Property and casualty insurance premiums [(1)]	$ 8,286	$ 8,202	$ 8,121	$ 8,018	$ 7,959
Life premiums and contract charges [(2)]	616	601	593	591	593
Other revenue [(3)]	216	219	228	226	210
Net investment income	786	913	843	897	748
Realized capital gains and losses:					
Total other-than-temporary impairment ("OTTI") losses	-	(11)	(26)	(47)	(62)
OTTI losses reclassified to (from) other comprehensive income	(1)	(2)	(2)	(3)	3
Net OTTI losses recognized in earnings	(1)	(13)	(28)	(50)	(59)
Sales and valuation changes on equity investments and derivatives	(133)	140	131	131	193
Total realized capital gains and losses	(134)	127	103	81	134
Total revenues	9,770	10,062	9,888	9,813	9,644
Costs and expenses					
Property and casualty insurance claims and claims expense	5,149	5,279	5,545	5,689	5,416
Life contract benefits	504	507	456	486	474
Interest credited to contractholder funds	161	168	174	175	173
Amortization of deferred policy acquisition costs	1,273	1,239	1,200	1,176	1,169
Operating costs and expenses	1,355	1,476	1,446	1,312	1,307
Restructuring and related charges	22	32	14	53	10
Goodwill impairment	-	125	-	-	-
Interest expense	83	84	83	83	85
Total costs and expenses	8,547	8,910	8,918	8,974	8,634
Gain on disposition of operations	1	5	1	12	2
Income from operations before income tax expense	1,224	1,157	971	851	1,012
Income tax expense (benefit) [(4)]	249	(92) [(5)]	305	272	317
Net income	$ 975	$ 1,249	$ 666	$ 579	$ 695
Preferred stock dividends	29	29	29	29	29
Net income applicable to common shareholders	$ 946	$ 1,220	$ 637	$ 550	$ 666
Earnings per common share:					
Net income applicable to common shareholders per common share - Basic	$ 2.67	$ 3.41	$ 1.76	$ 1.51	$ 1.82
Weighted average common shares - Basic	354.1	357.5	361.3	363.6	365.7
Net income applicable to common shareholders per common share - Diluted	$ 2.63	$ 3.35	$ 1.74	$ 1.49	$ 1.79
Weighted average common shares - Diluted	359.9	363.8	367.1	369.0	371.3
Cash dividends declared per common share	$ 0.46	$ 0.37	$ 0.37	$ 0.37	$ 0.37

(1) Property and casualty insurance premiums are reported in the Property-Liability and Service Businesses results and include auto, homeowners and other personal lines insurance products, as well as consumer product protection plans, roadside assistance, and finance and insurance products.

(2) Life premiums and contract charges are reported in the Allstate Life, Allstate Benefits and Allstate Annuities results and include life insurance, voluntary accident and health insurance, and annuity products.

(3) Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, fee-based services and other revenue transactions.

(4) On December 22, 2017, Public Law 115-97, known as the Tax Cuts and Jobs Act of 2017 ("Tax Legislation") became effective, permanently reducing the U.S. corporate income tax rate from 35% to 21% beginning January 1, 2018. As a result, the corporate tax rate is not comparable between periods.

(5) Includes a $506 million benefit related to Tax Legislation.

The Allstate Corporation 1Q18 Supplement 1

The Allstate Corporation
Contribution to Income

($ in millions, except per share data)

	Three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Contribution to income					
Net income applicable to common shareholders	$ 946	$ 1,220	$ 637	$ 550	$ 666
Realized capital gains and losses, after-tax	106	(90)	(67)	(53)	(88)
Valuation changes on embedded derivatives not hedged, after-tax	(4)	(2)	1	1	-
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	2	2	2	3	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	(1)	(1)	(1)	-
Business combination expenses and the amortization of purchased intangible assets, after-tax	17	17	17	16	29
Gain on disposition of operations, after-tax	(1)	(3)	(2)	(6)	(2)
Goodwill impairment	-	125	-	-	-
Tax Legislation benefit	-	(506)	-	-	-
Adjusted net income *	$ 1,066	$ 762	$ 587	$ 510	$ 608
Income per common share - Diluted					
Net income applicable to common shareholders	$ 2.63	$ 3.35	$ 1.74	$ 1.49	$ 1.79
Realized capital gains and losses, after-tax	0.29	(0.25)	(0.18)	(0.14)	(0.24)
Valuation changes on embedded derivatives not hedged, after-tax	(0.01)	(0.01)	-	-	-
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax	-	0.01	0.01	0.01	0.01
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	-	-	-
Business combination expenses and the amortization of purchased intangible assets, after-tax	0.05	0.05	0.04	0.04	0.08
Gain on disposition of operations, after-tax	-	(0.01)	(0.01)	(0.02)	-
Goodwill impairment	-	0.34	-	-	-
Tax Legislation benefit	-	(1.39)	-	-	-
Adjusted net income *	$ 2.96	$ 2.09	$ 1.60	$ 1.38	$ 1.64
Weighted average common shares - Diluted	359.9	363.8	367.1	369.0	371.3

The Allstate Corporation 1Q18 Supplement

2

The Allstate Corporation
Revenues

($ in millions)

	Three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Property-Liability [1]					
Insurance premiums	$ 8,019	$ 7,971	$ 7,896	$ 7,807	$ 7,759
Other revenue [2]	174	170	185	181	167
Net investment income	337	415	368	387	308
Realized capital gains and losses	(95)	99	82	85	135
Total Property-Liability revenues	8,435	8,655	8,531	8,460	8,369
Service Businesses					
Insurance premiums	267	231	225	211	200
Intersegment insurance premiums and service fees [3]	29	28	26	28	28
Other revenue [2]	16	16	17	17	16
Net investment income	5	5	4	4	3
Realized capital gains and losses	(4)	-	-	-	-
Total Service Businesses revenues	313	280	272	260	247
Allstate Life					
Premiums and contract charges	327	324	316	319	321
Other revenue [2]	26	33	26	28	27
Net investment income	122	127	119	123	120
Realized capital gains and losses	(3)	1	2	1	1
Total Allstate Life revenues	472	485	463	471	469
Allstate Benefits					
Premiums and contract charges	286	273	273	269	269
Net investment income	19	18	18	19	17
Realized capital gains and losses	(2)	-	1	-	-
Total Allstate Benefits revenues	303	291	292	288	286
Allstate Annuities					
Contract charges	3	4	4	3	3
Net investment income	290	338	324	354	289
Realized capital gains and losses	(29)	33	18	(5)	(2)
Total Allstate Annuities revenues	264	375	346	352	290
Corporate and Other					
Net investment income	13	10	10	10	11
Realized capital gains and losses	(1)	(6)	-	-	-
Total Corporate and Other revenues	12	4	10	10	11
Intersegment eliminations [3]	(29)	(28)	(26)	(28)	(28)
Consolidated revenues	$ 9,770	$ 10,062	$ 9,888	$ 9,813	$ 9,644

(1) Allstate Protection and Discontinued Lines and Coverages segments comprise Property-Liability.

(2) Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, fee-based services and other revenue transactions.

(3) Intersegment insurance premiums and service fees are primarily related to Arity and Allstate Roadside Services and are eliminated in the consolidated financial statements.

The Allstate Corporation 1Q18 Supplement 3

The Allstate Corporation
Consolidating Segment Results

($ in millions)

	Allstate Protection	Discontinued Lines	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Intersegment Eliminations	Consolidated
Three months ended March 31, 2018										
Premiums and contract charges	$ 8,019	$ -	$ 8,019	$ 267	$ 327	$ 286	$ 3	$ -	$ -	$ 8,902
Intersegment insurance premiums and service fees	-	-	-	29	-	-	-	-	(29)	-
Other revenue	174	-	174	16	26	-	-	-	-	216
Claims and claims expense	(5,055)	(3)	(5,058)	(93)	-	-	-	-	2	(5,149)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(275)	(157)	(233)	-	-	(665)
Amortization of deferred policy acquisition costs	(1,088)	-	(1,088)	(110)	(33)	(41)	(1)	-	-	(1,273)
Operating costs and expenses	(1,067)	-	(1,067)	(140)	(86)	(72)	(9)	(8)	27	(1,355)
Restructuring and related charges	(21)	-	(21)	(1)	-	-	-	-	-	(22)
Interest expense	-	-	-	-	-	-	-	(83)	-	(83)
Underwriting income (loss)	$ 962	$ (3)	959							
Net investment income			337	5	122	19	290	13	-	786
Realized capital gains and losses			(95)	(4)	(3)	(2)	(29)	(1)	-	(134)
Gain on disposition of operations			-	-	-	-	1	-	-	1
Income tax (expense) benefit			(248)	7	(13)	(7)	(5)	17	-	(249)
Preferred stock dividends			-	-	-	-	-	(29)	-	(29)
Net income (loss) applicable to common shareholders			$ 953	$ (24)	$ 65	$ 26	$ 17	$ (91)	$ -	$ 946
Realized capital gains and losses, after-tax			75	3	2	2	23	1	-	106
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	(4)	-	-	(4)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	2	-	-	-	-	2
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			-	-	-	-	-	-	-	-
Business combination expenses and the amortization of purchased intangible assets, after-tax			1	16	-	-	-	-	-	17
Gain on disposition of operations, after-tax			-	-	-	-	(1)	-	-	(1)
Goodwill impairment			-	-	-	-	-	-	-	-
Adjusted net income (loss) *			$ 1,029	$ (5) [1]	$ 69 [1]	$ 28 [1]	$ 35 [1]	$ (90) [1]	$ -	$ 1,066
Three months ended March 31, 2017										
Premiums and contract charges	$ 7,759	$ -	$ 7,759	$ 200	$ 321	$ 269	$ 3	$ -	$ -	$ 8,552
Intersegment insurance premiums and service fees	-	-	-	28	-	-	-	-	(28)	-
Other revenue	167	-	167	16	27	-	-	-	-	210
Claims and claims expense	(5,326)	(2)	(5,328)	(90)	-	-	-	-	2	(5,416)
Contract benefits and interest credited to contractholder funds	-	-	-	-	(264)	(145)	(238)	-	-	(647)
Amortization of deferred policy acquisition costs	(1,022)	-	(1,022)	(68)	(36)	(41)	(2)	-	-	(1,169)
Operating costs and expenses	(1,018)	-	(1,018)	(127)	(86)	(67)	(9)	(26)	26	(1,307)
Restructuring and related charges	(10)	-	(10)	-	-	-	-	-	-	(10)
Interest expense	-	-	-	-	-	-	-	(85)	-	(85)
Underwriting income (loss)	$ 550	$ (2)	548							
Net investment income			308	3	120	17	289	11	-	748
Realized capital gains and losses			135	-	1	-	(2)	-	-	134
Gain on disposition of operations			-	-	-	-	2	-	-	2
Income tax (expense) benefit			(314)	13	(26)	(11)	(14)	35	-	(317)
Preferred stock dividends			-	-	-	-	-	(29)	-	(29)
Net income (loss) applicable to common shareholders			$ 677	$ (25)	$ 57	$ 22	$ 29	$ (94)	$ -	$ 666
Realized capital gains and losses, after-tax			(89)	-	(1)	-	2	-	-	(88)
Valuation changes on embedded derivatives not hedged, after-tax			-	-	-	-	-	-	-	-
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged, after-tax			-	-	3	-	-	-	-	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax			-	-	-	-	-	-	-	-
Business combination expenses and the amortization of purchased intangible assets, after-tax			1	15	-	-	-	13	-	29
Gain on disposition of operations, after-tax			-	-	-	-	(2)	-	-	(2)
Goodwill impairment			-	-	-	-	-	-	-	-
Adjusted net income (loss) *			$ 589	$ (10) [1]	$ 59 [1]	$ 22 [1]	$ 29 [1]	$ (81) [1]	$ -	$ 608

[1] Adjusted net income is the segment measure used for each business.

The Allstate Corporation 1Q18 Supplement

4

The Allstate Corporation
Condensed Consolidated Statements of Financial Position

($ in millions)	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Assets					
Investments					
Fixed income securities, at fair value (amortized cost $56,209, $57,525, $57,608, $56,901 and $57,194)	$ 56,674	$ 58,992	$ 59,391	$ 58,656	$ 58,636
Equity securities (cost $5,928, $5,461, $5,468, $5,321 and $5,026)	6,986	6,621	6,434	6,117	5,685
Mortgage loans	4,679	4,534	4,322	4,336	4,349
Limited partnership interests	7,434	6,740	6,600	6,206	5,982
Short-term, at fair value (amortized cost $3,424, $1,944, $2,198, $2,175 and $2,753)	3,424	1,944	2,198	2,175	2,753
Other	4,092	3,972	3,826	3,815	3,738
Total investments	83,289	82,803	82,771	81,305	81,143
Cash	450	617	690	482	442
Premium installment receivables, net	5,856	5,786	5,922	5,693	5,649
Deferred policy acquisition costs	4,409	4,191	4,147	4,037	3,988
Reinsurance recoverables, net [(1)]	8,916	8,921	9,748	8,722	8,723
Accrued investment income	576	569	590	573	577
Property and equipment, net	1,060	1,072	1,067	1,072	1,067
Goodwill	2,189	2,181	2,309	2,309	2,295
Other assets	3,230	2,838	2,966	3,256	2,923
Separate Accounts	3,314	3,444	3,422	3,416	3,436
Total assets	$ 113,289	$ 112,422	$ 113,632	$ 110,865	$ 110,243

	March 31, 2018	Dec 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Liabilities					
Reserve for property and casualty insurance claims and claims expense	$ 26,115	$ 26,325	$ 27,154	$ 25,884	$ 25,628
Reserve for life-contingent contract benefits	12,333	12,549	12,227	12,234	12,223
Contractholder funds	19,139	19,434	19,650	19,832	20,051
Unearned premiums	13,448	13,473	13,535	13,024	12,705
Claim payments outstanding	865	875	959	939	845
Deferred income taxes	725	782	1,249	1,104	833
Other liabilities and accrued expenses	7,226	6,639	6,968	6,583	7,018
Long-term debt [(2)]	6,847	6,350	6,349	6,348	6,346
Separate Accounts	3,314	3,444	3,422	3,416	3,436
Total liabilities	90,012	89,871	91,513	89,364	89,085
Equity					
Preferred stock and additional capital paid-in [(3) (4)]	2,303	1,746	1,746	1,746	1,746
Common stock, 352 million, 355 million, 360 million, 361 million and 365 million shares outstanding [(5)]	9	9	9	9	9
Additional capital paid-in	3,367	3,313	3,330	3,269	3,285
Retained income	45,031	43,162	42,125	41,622	41,208
Deferred ESOP expense	(3)	(3)	(6)	(6)	(6)
Treasury stock, at cost (548 million, 545 million, 540 million, 539 million and 535 million shares)	(26,280)	(25,982)	(25,413)	(25,241)	(24,887)
Accumulated other comprehensive income:					
Unrealized net capital gains and losses	187	1,662	1,651	1,526	1,256
Unrealized foreign currency translation adjustments	(13)	(9)	(14)	(42)	(53)
Unrecognized pension and other postretirement benefit cost	(1,324)	(1,347)	(1,309)	(1,382)	(1,400)
Total accumulated other comprehensive income (loss)	(1,150)	306	328	102	(197)
Total shareholders' equity	23,277	22,551	22,119	21,501	21,158
Total liabilities and shareholders' equity	$ 113,289	$ 112,422	$ 113,632	$ 110,865	$ 110,243

(1) Reinsurance recoverables of unpaid losses related to Allstate Protection, Discontinued Lines and Coverages and Service Businesses segments were $6.49 billion, $6.47 billion, $7.26 billion, $6.21 billion and $6.18 billion as of March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, respectively.

(2) On March 29, 2018, we issued $250 million of Floating Rate Senior Notes due 2021 and $250 million Floating Rate Senior Notes due 2023.

(3) Preferred shares outstanding were 95.2 thousand at March 31, 2018 and 72.2 thousand for all other periods presented.

(4) On March 29, 2018, we issued 23.0 thousand shares of 5.625% Fixed Rate Noncumulative Perpetual Preferred Stock for aggregate proceeds of $575 million.

(5) Common shares outstanding were 352,133,515; 354,690,536; 359,787,293; 361,280,366 and 365,015,746 as of March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, respectively.

The Allstate Corporation 1Q18 Supplement

5

The Allstate Corporation
Book Value per Common Share

($ in millions, except per share data)	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Book value per common share					
Numerator:					
Common shareholders' equity [(1)]	$ 20,974	$ 20,805	$ 20,373	$ 19,755	$ 19,412
Denominator:					
Common shares outstanding and dilutive potential common shares outstanding	357.7	361.3	365.8	367.0	370.4
Book value per common share	$ 58.64	$ 57.58	$ 55.69	$ 53.83	$ 52.41
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities					
Numerator:					
Common shareholders' equity	$ 20,974	$ 20,805	$ 20,373	$ 19,755	$ 19,412
Unrealized net capital gains and losses on fixed income securities	187	757	1,028	1,013	831
Adjusted common shareholders' equity	$ 20,787	$ 20,048	$ 19,345	$ 18,742	$ 18,581
Denominator:					
Common shares outstanding and dilutive potential common shares outstanding	357.7	361.3	365.8	367.0	370.4
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *	$ 58.11	$ 55.49	$ 52.88	$ 51.07	$ 50.16

(1) Excludes equity related to preferred stock of $2,303 million at March 31, 2018 and $1,746 million for all other periods presented.

The Allstate Corporation 1Q18 Supplement

6

The Allstate Corporation
Return on Common Shareholders' Equity

($ in millions)

	Twelve months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Return on Common Shareholders' Equity					
Numerator:					
Net income applicable to common shareholders [(1)]	$ 3,353 [(3)]	$ 3,073 [(3)]	$ 2,664	$ 2,518	$ 2,210
Denominator:					
Beginning common shareholders' equity	$ 19,412	$ 18,827	$ 19,188	$ 18,807	$ 18,594
Ending common shareholders' equity	20,974 [(3)]	20,805 [(3)]	20,373	19,755	19,412
Average common shareholders' equity [(2)]	$ 20,193	$ 19,816	$ 19,781	$ 19,281	$ 19,003
Return on common shareholders' equity	16.6 %	15.5 %	13.5 %	13.1 %	11.6 %
Adjusted Net Income Return on Common Shareholders' Equity					
Numerator:					
Adjusted net income * [(1)]	$ 2,925	$ 2,467	$ 2,512	$ 2,399	$ 2,124
Denominator:					
Beginning common shareholders' equity	$ 19,412	$ 18,827	$ 19,188	$ 18,807	$ 18,594
Less: Unrealized net capital gains and losses	1,256	1,053	1,817	1,624	1,200
Adjusted beginning common shareholders' equity	18,156	17,774	17,371	17,183	17,394
Ending common shareholders' equity	20,974 [(3)]	20,805 [(3)]	20,373	19,755	19,412
Less: Unrealized net capital gains and losses	187	1,662	1,651	1,526	1,256
Adjusted ending common shareholders' equity	20,787	19,143	18,722	18,229	18,156
Average adjusted common shareholders' equity [(2)]	$ 19,472	$ 18,459	$ 18,047	$ 17,706	$ 17,775
Adjusted net income return on common shareholders' equity *	15.0 %	13.4 %	13.9 %	13.5 %	11.9 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.

(2) Average common shareholders' equity and average adjusted common shareholders' equity are determined using a two-point average, with the beginning and ending common shareholders' equity and adjusted common shareholders' equity, respectively, for the twelve-month period as data points.

(3) Includes a $506 million benefit related to Tax Legislation.

The Allstate Corporation 1Q18 Supplement 7

($ in millions) March 31, Dec. 31, Sept. 30, June 30, March 31, 2018 2017 2017 2017 2017 Debt Short-term debt $ - $ - $ - $ - $ - Long-term debt 6,847 6,350 6,349 6,348 6,346 Total debt $ 6,847 $ 6,350 $ 6,349 $ 6,348 $ 6,346 Capital resources Debt $ 6,847 $ 6,350 $ 6,349 $ 6,348 $ 6,346 Shareholders' equity Preferred stock and additional capital paid-in 2,303 1,746 1,746 1,746 1,746 Common stock 9 9 9 9 9 Additional capital paid-in 3,367 3,313 3,330 3,269 3,285 Retained income 45,031 43,162 42,125 41,622 41,208 Deferred ESOP expense (3) (3) (6) (6) (6) Treasury stock (26,280) (25,982) (25,413) (25,241) (24,887) Unrealized net capital gains and losses 187 1,662 1,651 1,526 1,256 Unrealized foreign currency translation adjustments (13) (9) (14) (42) (53) Unrecognized pension and other postretirement benefit cost (1,324) (1,347) (1,309) (1,382) (1,400) Total shareholders' equity 23,277 22,551 22,119 21,501 21,158 Total capital resources $ 30,124 $ 28,901 $ 28,468 $ 27,849 $ 27,504 Ratio of debt to shareholders' equity 29.4% 28.2% 28.7% 29.5% 30.0 % Ratio of debt to capital resources 22.7% 22.0% 22.3% 22.8% 23.1 % The Allstate Corporation Debt to Capital The Allstate Corporation 1Q18 Supplement 8

The Allstate Corporation
Consolidated Statements of Cash Flows

($ in millions)

	Three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Cash flows from operating activities					
Net income	$ 975	$ 1,249	$ 666	$ 579	$ 695
Adjustments to reconcile net income to net cash provided by operating activities:					
Depreciation, amortization and other non-cash items	122	125	120	119	119
Realized capital gains and losses	134	(127)	(103)	(81)	(134)
Gain on disposition of operations	(1)	(5)	(1)	(12)	(2)
Interest credited to contractholder funds	161	168	174	175	173
Goodwill impairment	-	125	-	-	-
Changes in:					
Policy benefits and other insurance reserves	(364)	(974)	1,048	45	183
Unearned premiums	(204)	(62)	491	282	(248)
Deferred policy acquisition costs	10	(38)	(111)	(79)	14
Premium installment receivables, net	(58)	136	(216)	(32)	(19)
Reinsurance recoverables, net	(12)	806	(1,023)	(5)	11
Income taxes	181	(364)	161	(326)	284
Other operating assets and liabilities	(318)	61	660	(174)	(219)
Net cash provided by operating activities	626	1,100	1,866	491	857
Cash flows from investing activities					
Proceeds from sales					
Fixed income securities	10,619	5,833	4,987	7,438	7,083
Equity securities	1,138	1,325	1,749	829	2,601
Limited partnership interests	53	358	286	271	210
Other investments	76	104	52	94	24
Investment collections					
Fixed income securities	583	1,156	975	1,034	1,029
Mortgage loans	46	123	172	82	223
Other investments	122	184	121	163	174
Investment purchases					
Fixed income securities	(9,789)	(7,210)	(6,721)	(8,414)	(8,800)
Equity securities	(1,535)	(1,289)	(1,823)	(1,090)	(2,383)
Limited partnership interests	(415)	(358)	(504)	(310)	(268)
Mortgage loans	(192)	(335)	(163)	(62)	(86)
Other investments	(330)	(299)	(168)	(313)	(219)
Change in short-term investments, net	(1,533)	353	115	570	1,572
Change in other investments, net	(27)	(2)	(135)	117	(10)
Purchases of property and equipment, net	(62)	(83)	(70)	(72)	(74)
Acquisition of operations	(5)	-	-	-	(1,356)
Net cash (used in) provided by investing activities	(1,251)	(140)	(1,127)	337	(280)
Cash flows from financing activities					
Proceeds from issuance of long-term debt	498	-	-	-	-
Proceeds from issuance of preferred stock	558	-	-	-	-
Contractholder fund deposits	253	258	252	258	257
Contractholder fund withdrawals	(492)	(474)	(459)	(474)	(483)
Dividends paid on common stock	(132)	(134)	(134)	(135)	(122)
Dividends paid on preferred stock	(29)	(29)	(29)	(29)	(29)
Treasury stock purchases	(270)	(647)	(191)	(393)	(264)
Shares reissued under equity incentive plans, net	10	3	24	41	67
Other	62	(10)	6	(56)	3
Net cash provided by (used in) financing activities	458	(1,033)	(531)	(788)	(571)
Net (decrease) increase in cash	(167)	(73)	208	40	6
Cash at beginning of period	617	690	482	442	436
Cash at end of period	$ 450	$ 617	$ 690	$ 482	$ 442

The Allstate Corporation 1Q18 Supplement

9

The Allstate Corporation
Analysis of Deferred Policy Acquisition Costs

($ in millions)

	Change in Deferred Policy Acquisition Costs For the three months ended March 31, 2018							Reconciliation of Deferred Policy Acquisition Costs as of March 31, 2018		
	Beginning balance Dec. 31, 2017	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance March 31, 2018	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Allstate Protection	$ 1,510	$ 1,062	$ (1,088)	$ -	$ -	$ -	$ 1,484	$ 1,484	$ -	$ 1,484
Service Businesses	954	279 [3]	(110) [3]	-	-	-	1,123	1,123	-	1,123
Allstate Life										
Traditional life and accident and health	465	14	(11)	-	-	-	468	468	-	468
Interest-sensitive life	687	16	(20)	(2)	-	79	760	866	(106)	760
Subtotal	1,152	30	(31)	(2)	-	79	1,228	1,334	(106)	1,228
Allstate Benefits										
Traditional life and accident and health	403	35	(35)	-	-	-	403	403	-	403
Interest-sensitive life	139	5	(6)	-	-	1	139	139	-	139
Subtotal	542	40	(41)	-	-	1	542	542	-	542
Allstate Annuities										
Fixed annuity	33	-	(1)	-	-	-	32	32	-	32
Consolidated	$ 4,191	$ 1,411	$ (1,271)	$ (2)	$ -	$ 80	$ 4,409	$ 4,515	$ (106)	$ 4,409

	Change in Deferred Policy Acquisition Costs For the three months ended March 31, 2017							Reconciliation of Deferred Policy Acquisition Costs as of March 31, 2017		
	Beginning balance Dec. 31, 2016	Acquisition costs deferred	Amortization before adjustments [1][2]	Amortization relating to realized capital gains and losses and valuation changes on embedded derivatives not hedged [2]	Amortization (acceleration) deceleration for changes in assumptions [2]	Effect of unrealized capital gains and losses	Ending balance March 31, 2017	DAC before impact of unrealized capital gains and losses	Impact of unrealized capital gains and losses	DAC after impact of unrealized capital gains and losses
Allstate Protection	$ 1,432	$ 984	$ (1,022)	$ -	$ -	$ -	$ 1,394	$ 1,394	$ -	$ 1,394
Service Businesses	756	165 [4]	(68)	-	-	-	853	853	-	853
Allstate Life										
Traditional life and accident and health	438	15	(9)	-	-	-	444	444	-	444
Interest-sensitive life	762	17	(23)	(4)	-	(17)	735	891	(156)	735
Subtotal	1,200	32	(32)	(4)	-	(17)	1,179	1,335	(156)	1,179
Allstate Benefits										
Traditional life and accident and health	382	34	(35)	-	-	-	381	381	-	381
Interest-sensitive life	144	5	(6)	-	-	-	143	144	(1)	143
Subtotal	526	39	(41)	-	-	-	524	525	(1)	524
Allstate Annuities										
Fixed annuity	40	-	(2)	-	-	-	38	38	-	38
Consolidated	$ 3,954	$ 1,220	$ (1,165)	$ (4)	$ -	$ (17)	$ 3,988	$ 4,145	$ (157)	$ 3,988

(1) Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives not hedged and amortization acceleration/deceleration for changes in assumptions.

(2) Included as a component of amortization of DAC on the Condensed Consolidated Statements of Operations.

(3) As a result of the adoption of the revenue from contracts with customers accounting standard, SquareTrade recorded an increase of approximately $160 million in acquisition costs deferred and $30 million of amortization before adjustments related to protection plans sold directly to retailers for which SquareTrade is deemed to be the principal in the transaction.

(4) Includes $66 million recorded in connection with the SquareTrade acquisition on January 3, 2017.

The Allstate Corporation 1Q18 Supplement

10

March 31, Dec. 31, Sept. 30, June 30, March 31, Policies in Force statistics (in thousands) (1) 2018 2017 2017 2017 2017 Allstate Protection Allstate brand Auto 19,617 19,580 19,513 19,548 19,565 Homeowners 6,093 6,088 6,071 6,075 6,090 Landlord 692 694 697 703 710 Renter 1,599 1,588 1,578 1,564 1,563 Condominium 663 663 662 662 663 Other 1,276 1,278 1,275 1,270 1,264 Other personal lines 4,230 4,223 4,212 4,199 4,200 Commercial lines 238 245 251 262 272 Total 30,178 30,136 30,047 30,084 30,127 Esurance brand Auto 1,399 1,352 1,369 1,388 1,400 Homeowners 84 79 76 69 63 Other personal lines 45 44 45 47 48 Total 1,528 1,475 1,490 1,504 1,511 Encompass brand Auto 517 530 548 571 595 Homeowners 248 254 262 273 284 Other personal lines 83 85 88 91 94 Total 848 869 898 935 973 Allstate Protection Policies in Force 32,554 32,480 32,435 32,523 32,611 Service Businesses SquareTrade 41,806 38,719 34,078 31,258 29,907 Allstate Roadside Services 692 699 708 724 743 Allstate Dealer Services 4,026 4,088 4,130 4,139 4,150 Total 46,524 43,506 38,916 36,121 34,800 Allstate Life 2,018 2,026 2,019 2,020 2,017 Allstate Benefits 4,260 4,033 4,035 4,064 3,992 Allstate Annuities 225 231 236 240 246 Total Policies in Force 85,581 82,276 77,641 74,968 73,666 Agency Data (2) Total Allstate agencies (3) 12,300 12,400 12,200 12,200 12,200 Licensed sales professionals (4) 24,700 24,800 23,900 24,000 23,600 Allstate independent agencies (5) 2,500 2,400 2,400 2,300 2,200 (1) • • • • • • • (2) (3) (4) (5) Includes 605 and 703 engaged Allstate independent agencies (“AIAs”) as of March 31, 2018 and December 31, 2017, respectively. Engaged AIAs, as currently determined, include those that achieve a minimum number of new policies written. Employees of Allstate agencies who are licensed to sell Allstate products. A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included. Allstate Roadside Services reflects memberships in force and do not include their wholesale partners as the customer relationship is managed by the wholesale partner. Allstate Dealer Services reflects service contracts and other products sold in conjunction with auto lending and vehicle sales transactions and do not include their third party administrators ("TPAs") as the customer relationship is managed by the TPAs. SquareTrade represents active consumer product protection plans. Allstate Life insurance policies and Allstate Annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. Allstate Benefits reflects certificate counts as opposed to group counts. Rounded to the nearest hundred. The Allstate Corporation Policies in Force and Other Statistics Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and employee producers in Canada. Policy counts are based on items rather than customers. The Allstate Corporation 1Q18 Supplement 11

The Allstate Corporation
Premiums Written for Allstate Protection and Service Businesses

($ in millions)	Three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Allstate Protection					
Allstate brand [1]					
Auto	$ 5,151	$ 4,956	$ 5,096	$ 4,925	$ 4,882
Homeowners	1,465	1,694	1,921	1,847	1,403
Landlord	121	132	138	130	120
Renter	69	68	86	75	67
Condominium	59	65	71	68	55
Other	126	145	159	168	126
Other personal lines	375	410	454	441	368
Commercial lines	137	125	116	124	123
Total	7,128	7,185	7,587	7,337	6,776
Esurance brand					
Auto	470	389	427	386	439
Homeowners	21	19	24	20	16
Other personal lines	2	2	2	2	2
Total	493	410	453	408	457
Encompass brand					
Auto	118	128	141	148	125
Homeowners	86	95	108	112	91
Other personal lines	19	20	22	25	20
Total	223	243	271	285	236
Total Allstate Protection					
Auto	5,739	5,473	5,664	5,459	5,446
Homeowners	1,572	1,808	2,053	1,979	1,510
Other personal lines	396	432	478	468	390
Commercial lines	137	125	116	124	123
Total	7,844	7,838	8,311	8,030	7,469
Discontinued Lines and Coverages	-	-	-	-	-
Total Property-Liability	$ 7,844	$ 7,838	$ 8,311	$ 8,030	$ 7,469
Service Businesses					
SquareTrade	130 [5]	156	104	85	81
Allstate Roadside Services	65	60	68	66	69
Allstate Dealer Services	92	93	100	108	104
Total	287	309	272	259	254
Total premiums written	$ 8,131	$ 8,147	$ 8,583	$ 8,289	$ 7,723
Non-Proprietary Premiums					
Ivantage [3]	$ 1,679	$ 1,643	$ 1,609	$ 1,584	$ 1,566
Answer Financial [4]	148	137	153	148	153
[1] **Canada premiums included in Allstate brand**					
Auto	$ 186	$ 196	$ 236	$ 228	$ 171
Homeowners	50	59	69	65	44
Other personal lines	14	15	19	16	12
Total	$ 250	$ 270	$ 324	$ 309	$ 227

(2) There are no premiums written for Arity, which is part of the Service Businesses segment.

(3) Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Fees for the three months ended March 31, 2018 were $37.2 million.

(4) Represents non-proprietary premiums written for the period. Commissions earned for the three months ended March 31, 2018 were $17.3 million.

The Allstate Corporation 1Q18 Supplement

12

($ in millions) March 31, Dec. 31, Sept. 30, June 30, March 31, 2018 2017 2017 2017 2017 Allstate Protection Allstate brand Auto $ (1) $ 33 $ 366 $ 208 $ 65 Homeowners 300 480 383 650 575 Other personal lines 27 20 65 57 59 Commercial lines 3 2 13 2 7 Total 329 535 827 917 706 Esurance brand Auto 2 - 15 15 4 Homeowners 1 1 2 9 4 Other personal lines - - - - - Total 3 1 17 24 8 Encompass brand Auto 1 - 1 7 4 Homeowners 26 59 11 42 61 Other personal lines 2 3 - 3 2 Total 29 62 12 52 67 Total Allstate Protection Auto 2 33 382 230 73 Homeowners 327 540 396 701 640 Other personal lines 29 23 65 60 61 Commercial lines 3 2 13 2 7 Total 361 598 856 993 781 Discontinued Lines and Coverages - - - - - Total Property-Liability $ 361 $ 598 $ 856 $ 993 $ 781 Service Businesses (1) $ - $ 1 $ 5 $ - $ - Total catastrophe losses $ 361 $ 599 $ 861 $ 993 $ 781 (1) Catastrophe losses relate to Allstate Dealer Services. The Allstate Corporation Catastrophe Losses Three months ended The Allstate Corporation 1Q18 Supplement 13

The Allstate Corporation
Prior Year Reserve Reestimates

($ in millions)

	Three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Prior Year Reserve Reestimates [1]					
Allstate Protection					
Auto	$ (100)	$ (154)	$ (189)	$ (61)	$ (86)
Homeowners	32	(45)	(42)	(20)	(24)
Other personal lines	(6)	1	-	(9)	9
Commercial lines	20	12	7	(2)	2
Total	(54)	(186)	(224)	(92)	(99)
Discontinued Lines and Coverages	3	3	88	3	2
Total Property-Liability	$ (51)	$ (183)	$ (136)	$ (89)	$ (97)
Service Businesses	$ -	$ 1	$ 1	$ -	$ -
Total prior year reserve reestimates	$ (51)	$ (182)	$ (135)	$ (89)	$ (97)
Allstate Protection by Brand					
Allstate brand	$ (60)	$ (176)	$ (221)	$ (83)	$ (105)
Esurance brand	-	-	(1)	(1)	-
Encompass brand	6	(10)	(2)	(8)	6
Total	$ (54)	$ (186)	$ (224)	$ (92)	$ (99)
Catastrophe Losses included in Prior Year Reserve Reestimates					
Allstate Protection					
Allstate brand	$ (4)	$ (7)	$ (7)	$ (4)	$ 2
Esurance brand	-	-	-	(1)	-
Encompass brand	8	(1)	-	(2)	2
Total	$ 4	$ (8)	$ (7)	$ (7)	$ 4
Effect of Prior Year Reserve Reestimates on Combined Ratio [1][2]					
Allstate Protection					
Auto	(1.2)	(1.9)	(2.4)	(0.8)	(1.0)
Homeowners	0.4	(0.5)	(0.5)	(0.3)	(0.3)
Other personal lines	(0.1)	-	-	(0.1)	0.1
Commercial lines	0.2	0.1	0.1	-	-
Total	(0.7)	(2.3)	(2.8)	(1.2)	(1.2)
Discontinued Lines and Coverages	-	0.1	1.1	0.1	-
Total Property-Liability	(0.7)	(2.2)	(1.7)	(1.1)	(1.2)
Service Businesses	-	-	-	-	-
Total prior year reserve reestimates	(0.7)	(2.2)	(1.7)	(1.1)	(1.2)
Allstate Protection by brand					
Allstate brand	(0.8)	(2.2)	(2.8)	(1.1)	(1.3)
Esurance brand	-	-	-	-	-
Encompass brand	0.1	(0.1)	-	(0.1)	0.1
Total	(0.7)	(2.3)	(2.8)	(1.2)	(1.2)

[1] Favorable reserve reestimates are shown in parentheses.

[2] Calculated using the total premiums earned for Allstate Protection, Discontinued Lines and Coverages and Service Businesses for the respective period.

The Allstate Corporation 1Q18 Supplement 14

The Allstate Corporation
Property-Liability Results

($ in millions)

	Three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Premiums written	$ 7,844	$ 7,838	$ 8,311	$ 8,030	$ 7,469
Decrease (increase) in unearned premiums	209	139	(456)	(239)	298
Other	(34)	(6)	41	16	(8)
Premiums earned	8,019	7,971	7,896	7,807	7,759
Other revenue	174	170	185	181	167
Claims and claims expense	(5,058)	(5,190)	(5,441)	(5,607)	(5,328)
Amortization of deferred policy acquisition costs	(1,088)	(1,091)	(1,060)	(1,032)	(1,022)
Operating costs and expenses	(1,067)	(1,127)	(1,084)	(1,033)	(1,018)
Restructuring and related charges	(21)	(18)	(12)	(51)	(10)
Underwriting income	959	715	484	265	548
Net investment income	337	415	368	387	308
Income tax expense on operations	(268)	(373)	(271)	(207)	(268)
Realized capital gains and losses, after-tax	(75)	73	54	56	89
Gain on disposition of operations, after-tax	-	2	1	6	-
Tax Legislation expense	-	(65)	-	-	-
Net income applicable to common shareholders	$ 953	$ 767	$ 636	$ 507	$ 677
Catastrophe losses	$ 361	$ 598	$ 856	$ 993	$ 781
Amortization of purchased intangible assets	$ 1	$ 2	$ 2	$ 1	$ 2
Operating ratios					
Claims and claims expense ("loss") ratio	63.0	65.1	68.9	71.8	68.6
Expense ratio [(1)]	25.0	25.9	25.0	24.8	24.3
Combined ratio	88.0	91.0	93.9	96.6	92.9
Loss ratio	63.0	65.1	68.9	71.8	68.6
Less: effect of catastrophe losses	4.5	7.5	10.9	12.7	10.1
effect of prior year non-catastrophe reserve reestimates	(0.7)	(2.2)	(1.6)	(1.0)	(1.3)
Underlying loss ratio *	59.2	59.8	59.6	60.1	59.8
Expense ratio [(1)]	25.0	25.9	25.0	24.8	24.3
Less: effect of amortization of purchased intangible assets	-	-	-	-	-
Expense ratio, excluding the effect of amortization of purchased intangible assets	25.0	25.9	25.0	24.8	24.3
Reconciliation of combined ratio to underlying combined ratio					
Combined ratio	88.0	91.0	93.9	96.6	92.9
Effect of catastrophe losses	(4.5)	(7.5)	(10.9)	(12.7)	(10.1)
Effect of prior year non-catastrophe reserve reestimates	0.7	2.2	1.6	1.0	1.3
Effect of amortization of purchased intangible assets	-	-	-	-	-
Underlying combined ratio *	84.2	85.7	84.6	84.9	84.1
Effect of restructuring and related charges on combined ratio	0.3	0.2	0.2	0.7	0.1
Effect of Discontinued Lines and Coverages on combined ratio	-	-	1.1	0.1	-

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 1Q18 Supplement 15

The Allstate Corporation
Property-Liability Underwriting Results by Area of Business

($ in millions)

	Three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Property-Liability Underwriting Summary					
Allstate Protection	$ 962	$ 719	$ 572	$ 270	$ 550
Discontinued Lines and Coverages	(3)	(4)	(88)	(5)	(2)
Underwriting income	$ 959	$ 715	$ 484	$ 265	$ 548
Allstate Protection Underwriting Summary					
Premiums written	$ 7,844	$ 7,838	$ 8,311	$ 8,030	$ 7,469
Premiums earned	$ 8,019	$ 7,971	$ 7,896	$ 7,807	$ 7,759
Other revenue	174	170	185	181	167
Claims and claims expense	(5,055)	(5,187)	(5,353)	(5,604)	(5,326)
Amortization of deferred policy acquisition costs	(1,088)	(1,091)	(1,060)	(1,032)	(1,022)
Operating costs and expenses	(1,067)	(1,126)	(1,084)	(1,031)	(1,018)
Restructuring and related charges	(21)	(18)	(12)	(51)	(10)
Underwriting income	$ 962	$ 719	$ 572	$ 270	$ 550
Catastrophe losses	$ 361	$ 598	$ 856	$ 993	$ 781
Operating ratios					
Loss ratio	63.0	65.1	67.8	71.8	68.6
Expense ratio [(1)]	25.0	25.9	25.0	24.7	24.3
Combined ratio	88.0	91.0	92.8	96.5	92.9
Effect of catastrophe losses on combined ratio	4.5	7.5	10.9	12.7	10.1
Effect of restructuring and related charges on combined ratio	0.3	0.2	0.2	0.7	0.1
Discontinued Lines and Coverages Underwriting Summary					
Premiums written	$ -	$ -	$ -	$ -	$ -
Premiums earned	$ -	$ -	$ -	$ -	$ -
Claims and claims expense	(3)	(3)	(88)	(3)	(2)
Operating costs and expenses	-	(1)	-	(2)	-
Underwriting loss	$ (3)	$ (4)	$ (88)	$ (5)	$ (2)
Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	-	-	1.1	0.1	-
Allstate Protection Underwriting Income (Loss) by Brand					
Allstate brand	$ 957	$ 737	$ 562	$ 308	$ 594
Esurance brand	3	(1)	(19)	(26)	(10)
Encompass brand	4	(17)	29	(12)	(33)
Answer Financial	(2)	-	-	-	(1)
Underwriting income	$ 962	$ 719	$ 572	$ 270	$ 550

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 1Q18 Supplement 16

The Allstate Corporation
Property-Liability Catastrophe Experience

Catastrophe by Size of Event

($ in millions)

Three months ended March 31, 2018

Size of catastrophe	Number of events			Claims and claims expense		Combined ratio impact	Average catastrophe loss per event
Greater than $250 million	-	- %	$	-	- %	-	$ -
$101 million to $250 million	1	9.1		122	33.8	1.5	122
$50 million to $100 million	2	18.2		152	42.1	1.9	76
Less than $50 million	8	72.7		83	23.0	1.1	10
Total	11	100.0 %		357	98.9	4.5	32
Prior year reserve reestimates				4	1.1	-	
Total catastrophe losses			$	361	100.0 %	4.5	

Effect of Catastrophe Losses on the Combined Ratio [1]

	Effect of all catastrophe losses on the combined ratio					Premiums earned year-to-date	Total catastrophe losses by year	Excludes the effect of catastrophe losses relating to earthquakes and hurricanes	
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year			Total catastrophe losses by year	Effect on the property and casualty combined ratio
2009	7.8	12.5	6.2	5.0	7.9	$ 26,194	$ 2,069	$ 2,159	8.2
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207	2,272	8.8
2011	5.2	36.2	16.7	1.0	14.7	25,942	3,815	3,298	12.7
2012	3.9	12.3	3.1	15.7	8.8	26,737	2,345	1,324	5.0
2013	5.3	9.4	1.8	1.7	4.5	27,618	1,251	1,352	4.9
2014	6.3	13.0	7.1	1.3	6.9	28,929	1,993	2,000	6.9
2015	4.0	10.6	3.5	4.7	5.7	30,309	1,719	1,749	5.8
2016	10.9	12.5	6.2	3.9	8.4	30,727	2,571	2,419	7.9
2017	10.1	12.7	10.9	7.5	10.3	31,433	3,228	2,611	8.3
2018	4.5					8,019	361	385	4.8
Average	6.8	14.3	6.8	5.5	8.4				7.5

(1) Catastrophe losses and the effect on the combined ratio were updated for 2017 and 2016 to remove Service Businesses from the calculation. The periods 2015 through 2009 include historical Property-Liability results, which include Allstate Protection, Discontinued Lines and Coverages and Service Businesses. The effect on the combined ratio is calculated using the total premiums earned.

The Allstate Corporation 1Q18 Supplement

17

Number of Location Number of Location Number of Location locations (7) Total brand (%) (8) specific (%) (9) locations Total brand (%) specific (%) locations Total brand (%) specific (%) Allstate brand Auto (2)(3)(4) 24 0.3 2.4 25 1.2 (10) 5.4 (10) 17 0.4 3.0 Homeowners (5)(6) 14 1.1 4.9 11 0.2 1.5 8 0.5 5.3 Esurance brand Auto 3 0.2 4.6 7 0.6 5.0 16 2.0 5.6 Homeowners 5 1.7 7.5 4 5.1 14.3 - - - Encompass brand Auto 4 0.3 3.0 8 1.7 5.7 8 0.8 4.5 Homeowners 3 0.1 2.0 7 0.9 4.5 6 0.9 6.0 Number of Location Number of Location Number of Location locations Total brand (%) specific (%) locations Total brand (%) specific (%) locations Total brand (%) specific (%) Allstate brand Auto (2)(3)(4) 23 0.7 3.2 18 1.7 (10) 5.3 (10) 23 1.3 5.6 Homeowners (5)(6) 3 0.1 2.0 14 1.0 4.2 12 0.5 4.7 Esurance brand Auto 12 1.7 5.6 7 0.7 5.3 13 2.2 6.2 Homeowners - - - - - - 1 (0.5) (10.0) Encompass brand Auto 11 2.3 7.5 5 1.4 7.2 8 3.2 9.9 Homeowners 9 2.8 8.9 3 0.2 3.4 6 0.6 3.3 (1) (2) (3) (4) (5) (6) (7) (8) (9) (10) The Allstate Corporation Allstate Protection Impact of Net Rate Changes Approved on Premiums Written Three months ended Three months ended Three months ended Allstate brand auto rate changes were 2.6%, 4.0% 4.1%, 4.7%, 7.2% and 7.2% for the trailing twelve months ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, respectively. March 31, 2018 (1) December 31, 2017 September 30, 2017 Three months ended Three months ended Three months ended June 30, 2017 March 31, 2017 December 31, 2016 Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those 50 states, the District of Columbia and Canadian provinces, rate changes approved for Allstate brand, Esurance brand and Encompass brand for the three month period ending March 31, 2018 are estimated to total $146 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges that result in no change in the overall rate level in a location. Impacts of Allstate brand auto effective rate changes as a percentage of total brand prior year-end premiums written were 1.2%, 0.5%, 0.4%, 1.8%, 1.1% and 1.1% for the three months ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, respectively. Rate changes are included in the effective calculations in the period the rate change is effective for renewal contracts. Includes a rate increase in California in first and fourth quarter 2017. Excluding California, Allstate brand auto total brand and location specific rate changes were 1.1% and 4.7%, respectively, in first quarter 2017 and 0.5% and 4.2%, respectively, in fourth quarter 2017. Allstate brand auto rate changes were cumulatively $2.2 billion or 11.5% for year-to-date 2018, and 2017 and 2016. Impacts of Allstate brand homeowners effective rate changes as a percentage of total brand prior year-end premiums written were 1.0%, 0.1%, 0.6%, 0.1%, 0.9% and 0.6% for the three months ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017, March 31, 2017 and December 31, 2016, respectively. Allstate brand homeowner rate changes were cumulatively $265 million or 4.0% for year-to-date 2018, and 2017 and 2016. Allstate brand auto and homeowners operates in 50 states, the District of Columbia, and 5 Canadian provinces. Esurance brand auto operates in 43 states and 2 Canadian provinces. Esurance brand homeowners operates in 31 states and 2 Canadian provinces. Encompass brand auto and homeowners operates in 39 states and the District of Columbia. Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of total brand prior year-end premiums written. Represents the impact in the states, the District of Columbia and Canadian provinces where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those same locations. The Allstate Corporation 1Q18 Supplement 18

The Allstate Corporation
Allstate Brand Profitability Measures

($ in millions)

	Three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Net premiums written	$ 7,128	$ 7,185	$ 7,587	$ 7,337	$ 6,776
Net premiums earned					
Auto	$ 5,046	$ 5,003	$ 4,950	$ 4,884	$ 4,839
Homeowners	1,727	1,725	1,707	1,691	1,688
Other personal lines	420	419	414	411	405
Commercial lines	136	128	124	118	125
Total	7,329	7,275	7,195	7,104	7,057
Other revenue					
Auto	$ 54	$ 53	$ 54	$ 54	$ 53
Homeowners	11	12	10	10	10
Other personal lines	28	30	38	33	26
Commercial lines	2	-	2	3	3
Other business lines [(1)]	41	39	45	45	39
Total	136	134	149	145	131
Incurred losses					
Auto	$ 3,204	$ 3,289	$ 3,455	$ 3,442	$ 3,224
Homeowners	997	1,052	988	1,273	1,194
Other personal lines	258	226	312	258	265
Commercial lines	108	89	103	86	96
Total	4,567	4,656	4,858	5,059	4,779
Expenses					
Auto	$ 1,317	$ 1,363	$ 1,288	$ 1,282	$ 1,216
Homeowners	410	433	410	381	397
Other personal lines	144	158	158	148	138
Commercial lines	37	37	38	37	36
Other business lines [(1)]	33	25	30	34	28
Total	1,941	2,016	1,924	1,882	1,815
Underwriting income (loss)					
Auto	$ 579	$ 404	$ 261	$ 214	$ 452
Homeowners	331	252	319	47	107
Other personal lines	46	65	(18)	38	28
Commercial lines	(7)	2	(15)	(2)	(4)
Other business lines	8	14	15	11	11
Total	957	737	562	308	594
Loss ratio	62.3	64.0	67.5	71.2	67.7
Expense ratio [(2)]	24.6	25.9	24.7	24.5	23.9
Combined ratio	86.9	89.9	92.2	95.7	91.6
Loss ratio	62.3	64.0	67.5	71.2	67.7
Less: effect of catastrophe losses	4.5	7.4	11.5	12.9	10.0
effect of prior year non-catastrophe reserve reestimates	(0.8)	(2.3)	(3.0)	(1.1)	(1.5)
Underlying loss ratio *	58.6	58.9	59.0	59.4	59.2
Expense ratio [(2)]	24.6	25.9	24.7	24.5	23.9
Less: effect of amortization of purchased intangible assets	-	-	-	-	-
Expense ratio, excluding the effect of amortization of purchased intangible assets	24.6	25.9	24.7	24.5	23.9
Reconciliation of combined ratio to underlying combined ratio					
Combined ratio	86.9	89.9	92.2	95.7	91.6
Effect of catastrophe losses	(4.5)	(7.4)	(11.5)	(12.9)	(10.0)
Effect of prior year non-catastrophe reserve reestimates	0.8	2.3	3.0	1.1	1.5
Effect of amortization of purchased intangible assets	-	-	-	-	-
Underlying combined ratio *	83.2	84.8	83.7	83.9	83.1
Effect of prior year reserve reestimates on combined ratio	(0.8)	(2.4)	(3.1)	(1.2)	(1.5)
Effect of advertising expenses on combined ratio	1.6	2.0	2.1	1.9	2.0

(1) Other business lines primarily include Ivantage and represents commissions earned and other costs and expenses.
(2) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 1Q18 Supplement 19

The Allstate Corporation
Allstate Brand Statistics [1]

	Three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
New Issued Applications (in thousands) [2]					
Auto	714	620	651	639	610
Homeowners	187	177	198	195	163
Average Premium - Gross Written ($) [3]					
Auto	564	561	556	544	538
Homeowners	1,212	1,206	1,203	1,192	1,187
Average Premium - Net Earned ($) [4]					
Auto	516	512	507	499	492
Homeowners	1,131	1,131	1,119	1,106	1,106
Annualized Average Premium ($) [5]					
Auto	1,029	1,022	1,015	999	989
Homeowners	1,134	1,133	1,125	1,117	1,112
Average Underlying Loss (Incurred Pure Premium) and Expense * ($) [6]					
Auto	926	963	925	925	899
Homeowners	720	679	689	668	682
Renewal Ratio (%) [7]					
Auto	88.3	87.8	87.7	87.4	87.4
Homeowners	87.5	87.5	87.5	87.0	87.1
Auto Claim Frequency (% change year-over-year) [8]					
Bodily injury gross	(2.0)	(2.9)	(5.6)	(4.7)	(6.0)
Bodily injury paid [9]	(15.2)	(13.2)	(9.1)	(23.7)	(20.5)
Property damage gross	(2.5)	(4.1)	(8.0)	(5.2)	(3.9)
Property damage paid	(3.0)	(5.2)	(9.0)	(3.4)	(3.2)
Auto Paid Claim Severity (% change year-over-year) [10]					
Bodily injury [9]	15.8	17.6	15.0	28.3	25.1
Property damage	4.7	6.7	4.9	1.6	4.8
Homeowners Excluding Catastrophe Losses (% change year-over-year)					
Gross claim frequency [8]	(1.1)	(2.9)	(2.6)	6.0	7.6
Paid claim frequency [8]	(4.0)	(3.7)	(5.4)	7.1	2.3
Paid claim severity	14.4	8.1	8.1	(0.2)	4.1

(1) Statistics presented for Allstate brand exclude excess and surplus lines.

(2) New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the number allowed (currently 10) on a policy.

(3) Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(4) Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(5) Calculated by annualizing net earned premium reported in the quarter and year-to-date divided by policies in force at quarter end.

(6) Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio multiplied by the annualized average premium.

(7) Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners.

(8) Paid claim frequency is calculated as annualized notice counts closed with payment in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in paid or gross claim frequency is calculated as the amount of increase or decrease in the paid or gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year paid or gross claim frequency.

(9) Bodily injury claim process changes in the second half of 2016 related to enhanced documentation of injuries and related medical treatments are having a related impact on paid claim frequency and severity due to payment mix and claim closure patterns. These process changes and the related impacts on the percent change in paid claim frequency and severity have begun to moderate, but are still impacting comparative trends.

(10) Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The percent change in paid claim severity is calculated as the amount of increase or decrease in paid claim severity in the current period compared to the same period in the prior year; divided by the prior year paid claims severity.

The Allstate Corporation 1Q18 Supplement 20

The Allstate Corporation
Esurance Profitability Measures and Statistics

($ in millions)	Three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Net premiums written	$ 493	$ 410	$ 453	$ 408	$ 457
Net premiums earned					
Auto	$ 411	$ 411	$ 411	$ 411	$ 403
Homeowners	20	19	19	16	14
Other personal lines	2	2	2	2	2
Total	433	432	432	429	419
Other revenue					
Auto	$ 20	$ 17	$ 17	$ 17	$ 16
Homeowners	-	-	-	-	-
Other personal lines	-	-	-	-	-
Total	20	17	17	17	16
Incurred losses					
Auto	$ 309	$ 322	$ 322	$ 324	$ 300
Homeowners	11	9	14	21	13
Other personal lines	1	1	1	1	1
Total	321	332	337	346	314
Expenses					
Auto	$ 121	$ 111	$ 121	$ 117	$ 123
Homeowners	7	6	9	8	8
Other personal lines	1	1	1	1	-
Total	129	118	131	126	131
Underwriting income (loss)					
Auto	$ 1	$ (5)	$ (15)	$ (13)	$ (4)
Homeowners	2	4	(4)	(13)	(7)
Other personal lines	-	-	-	-	1
Total	3	(1)	(19)	(26)	(10)
Loss ratio	74.1	76.8	78.0	80.7	74.9
Expense ratio (1)	25.2	23.4	26.4	25.4	27.5
Combined ratio	99.3	100.2	104.4	106.1	102.4
Loss ratio	74.1	76.8	78.0	80.7	74.9
Less: effect of catastrophe losses	0.7	0.2	3.9	5.6	1.9
effect of prior year non-catastrophe reserve reestimates	-	-	(0.2)	-	-
Underlying loss ratio *	73.4	76.6	74.3	75.1	73.0
Expense ratio (1)	25.2	23.4	26.4	25.4	27.5
Less: effect of amortization of purchased intangible assets	0.2	0.2	0.2	-	0.3
Expense ratio, excluding the effect of amortization of purchased intangible assets	25.0	23.2	26.2	25.4	27.2
Reconciliation of combined ratio to underlying combined ratio					
Combined ratio	99.3	100.2	104.4	106.1	102.4
Effect of catastrophe losses	(0.7)	(0.2)	(3.9)	(5.6)	(1.9)
Effect of prior year non-catastrophe reserve reestimates	-	-	0.2	-	-
Effect of amortization of purchased intangible assets	(0.2)	(0.2)	(0.2)	-	(0.3)
Underlying combined ratio *	98.4	99.8	100.5	100.5	100.2
Effect of prior year reserve reestimates on combined ratio	-	-	(0.2)	(0.2)	-
Effect of advertising expenses on combined ratio	8.1	6.7	9.3	8.6	8.6
Policies in Force (in thousands)					
Auto	1,399	1,352	1,369	1,388	1,400
Homeowners	84	79	76	69	63
Other personal lines	45	44	45	47	48
	1,528	1,475	1,490	1,504	1,511
New Issued Applications (in thousands)					
Auto	158	105	116	120	143
Homeowners	8	7	10	9	8
Other personal lines	8	6	6	7	8
	174	118	132	136	159
Average Premium - Gross Written ($)					
Auto (6-month policy)	605	586	574	564	571
Homeowners (12-month policy)	970	901	924	910	919
Renewal Ratio (%)					
Auto	83.5	82.2	81.8	81.9	80.4
Homeowners	84.4	85.7	85.8	86.1	83.5

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 1Q18 Supplement

21

($ in millions) March 31, Dec. 31, Sept. 30, June 30, March 31, 2018 2017 2017 2017 2017 Net premiums written $ 223 $ 243 $ 271 $ 285 $ 236 Net premiums earned Auto $ 134 $ 137 $ 140 $ 143 $ 146 Homeowners 101 104 106 108 113 Other personal lines 22 23 23 23 24 Total 257 264 269 274 283 Other revenue Auto $ 1 $ - $ 1 $ 1 $ 1 Homeowners - 1 - - 1 Other personal lines - 1 - - - Total 1 2 1 1 2 Incurred losses Auto $ 86 $ 88 $ 91 $ 105 $ 104 Homeowners 66 100 54 84 108 Other personal lines 15 11 13 10 21 Total 167 199 158 199 233 Expenses Auto $ 45 $ 42 $ 44 $ 47 $ 44 Homeowners 34 34 32 34 34 Other personal lines 8 8 7 7 7 Total 87 84 83 88 85 Underwriting income (loss) Auto $ 4 $ 7 $ 6 $ (8) $ (1) Homeowners 1 (29) 20 (10) (28) Other personal lines (1) 5 3 6 (4) Total 4 (17) 29 (12) (33) Loss ratio 65.0 75.4 58.7 72.6 82.4 Expense ratio (1) 33.4 31.0 30.5 31.8 29.3 Combined ratio 98.4 106.4 89.2 104.4 111.7 Loss ratio 65.0 75.4 58.7 72.6 82.4 Less: effect of catastrophe losses 11.3 23.4 4.5 19.0 23.7 effect of prior year non-catastrophe reserve reestimates (0.8) (3.4) (0.8) (2.2) 1.4 Underlying loss ratio * 54.5 55.4 55.0 55.8 57.3 Expense ratio (1) 33.4 31.0 30.5 31.8 29.3 Less: effect of amortization of purchased intangible assets - - - - - Expense ratio, excluding the effect of amortization of purchased intangible assets 33.4 31.0 30.5 31.8 29.3 Reconciliation of combined ratio to underlying combined ratio Combined ratio 98.4 106.4 89.2 104.4 111.7 Effect of catastrophe losses (11.3) (23.4) (4.5) (19.0) (23.7) Effect of prior year non-catastrophe reserve reestimates 0.8 3.4 0.8 2.2 (1.4) Underlying combined ratio * 87.9 86.4 85.5 87.6 86.6 Effect of prior year reserve reestimates on combined ratio 2.3 (3.8) (0.8) (2.9) 2.1 Effect of advertising expenses on combined ratio - 0.4 0.4 - - Policies in Force (in thousands) Auto 517 530 548 571 595 Homeowners 248 254 262 273 284 Other personal lines 83 85 88 91 94 848 869 898 935 973 New Issued Applications (in thousands) Auto 17 14 13 13 12 Homeowners 8 7 8 8 7 Average Premium - Gross Written ($) Auto (12-month policy) 1,116 1,111 1,087 1,065 1,057 Homeowners (12-month policy) 1,698 1,706 1,703 1,667 1,659 Renewal Ratio (%) Auto 71.8 72.6 72.0 74.2 73.1 Homeowners 78.5 77.6 77.7 78.7 78.2 (1) Other revenue is deducted from other costs and expenses in the expense ratio calculation. The Allstate Corporation Encompass Brand Profitability Measures and Statistics Three months ended The Allstate Corporation 1Q18 Supplement 22

The Allstate Corporation
Auto Profitability Measures by Brand

($ in millions)

	Three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Allstate brand auto					
Net premiums written	$ 5,151	$ 4,956	$ 5,096	$ 4,925	$ 4,882
Net premiums earned	$ 5,046	$ 5,003	$ 4,950	$ 4,884	$ 4,839
Other revenue	54	53	54	54	53
Incurred losses	(3,204)	(3,289)	(3,455)	(3,442)	(3,224)
Expenses	(1,317)	(1,363)	(1,288)	(1,282)	(1,216)
Underwriting income	$ 579	$ 404	$ 261	$ 214	$ 452
Loss ratio	63.5	65.7	69.8	70.5	66.6
Less: effect of catastrophe losses	-	0.7	7.3	4.2	1.4
effect of prior year non-catastrophe reserve reestimates	(1.5)	(3.0)	(3.7)	(1.2)	(1.6)
Underlying loss ratio *	65.0	68.0	66.2	67.5	66.8
Expense ratio (1)	25.0	26.2	24.9	25.1	24.1
Combined ratio	88.5	91.9	94.7	95.6	90.7
Effect of catastrophe losses	-	(0.7)	(7.3)	(4.2)	(1.4)
Effect of prior year non-catastrophe reserve reestimates	1.5	3.0	3.7	1.2	1.6
Underlying combined ratio *	90.0	94.2	91.1	92.6	90.9
Esurance brand auto					
Net premiums written	$ 470	$ 389	$ 427	$ 386	$ 439
Net premiums earned	$ 411	$ 411	$ 411	$ 411	$ 403
Other revenue	20	17	17	17	16
Incurred losses	(309)	(322)	(322)	(324)	(300)
Expenses	(121)	(111)	(121)	(117)	(123)
Underwriting income (loss)	$ 1	$ (5)	$ (15)	$ (13)	$ (4)
Loss ratio	75.2	78.3	78.3	78.9	74.4
Less: effect of catastrophe losses	0.5	-	3.6	3.6	1.0
effect of prior year non-catastrophe reserve reestimates	0.3	-	-	0.3	-
Underlying loss ratio *	74.4	78.3	74.7	75.0	73.4
Expense ratio (1)	24.6	22.9	25.3	24.3	26.6
Combined ratio	99.8	101.2	103.6	103.2	101.0
Effect of catastrophe losses	(0.5)	-	(3.6)	(3.6)	(1.0)
Effect of prior year non-catastrophe reserve reestimates	(0.3)	-	-	(0.3)	-
Effect of amortization of purchased intangible assets	(0.2)	(0.2)	(0.2)	-	(0.2)
Underlying combined ratio *	98.8	101.0	99.8	99.3	99.8
Encompass brand auto					
Net premiums written	$ 118	$ 128	$ 141	$ 148	$ 125
Net premiums earned	$ 134	$ 137	$ 140	$ 143	$ 146
Other revenue	1	-	1	1	1
Incurred losses	(86)	(88)	(91)	(105)	(104)
Expenses	(45)	(42)	(44)	(47)	(44)
Underwriting income (loss)	$ 4	$ 7	$ 6	$ (8)	$ (1)
Loss ratio	64.2	64.2	65.0	73.4	71.2
Less: effect of catastrophe losses	0.7	-	0.7	4.9	2.8
effect of prior year non-catastrophe reserve reestimates	-	(3.6)	-	-	-
Underlying loss ratio *	63.5	67.8	64.3	68.5	68.4
Expense ratio (1)	32.8	30.7	30.7	32.2	29.5
Combined ratio	97.0	94.9	95.7	105.6	100.7
Effect of catastrophe losses	(0.7)	-	(0.7)	(4.9)	(2.8)
Effect of prior year non-catastrophe reserve reestimates	-	3.6	-	-	-
Underlying combined ratio *	96.3	98.5	95.0	100.7	97.9

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 1Q18 Supplement

23

The Allstate Corporation
Homeowners Profitability Measures by Brand

($ in millions)

	Three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Allstate brand homeowners					
Net premiums written	$ 1,465	$ 1,694	$ 1,921	$ 1,847	$ 1,403
Net premiums earned	$ 1,727	$ 1,725	$ 1,707	$ 1,691	$ 1,688
Other revenue	11	12	10	10	10
Incurred losses	(997)	(1,052)	(988)	(1,273)	(1,194)
Expenses	(410)	(433)	(410)	(381)	(397)
Underwriting income	$ 331	$ 252	$ 319	$ 47	$ 107
Loss ratio	57.7	61.0	57.9	75.3	70.8
Less: effect of catastrophe losses	17.3	27.8	22.4	38.4	34.1
effect of prior year non-catastrophe reserve reestimates	-	(2.3)	(2.3)	(1.0)	(1.7)
Underlying loss ratio *	40.4	35.5	37.8	37.9	38.4
Expense ratio (1)	23.1	24.4	23.4	21.9	22.9
Combined ratio	80.8	85.4	81.3	97.2	93.7
Effect of catastrophe losses	(17.3)	(27.8)	(22.4)	(38.4)	(34.1)
Effect of prior year non-catastrophe reserve reestimates	-	2.3	2.3	1.0	1.7
Underlying combined ratio *	63.5	59.9	61.2	59.8	61.3
Esurance brand homeowners					
Net premiums written	$ 21	$ 19	$ 24	$ 20	$ 16
Net premiums earned	$ 20	$ 19	$ 19	$ 16	$ 14
Other revenue	-	-	-	-	-
Incurred losses	(11)	(9)	(14)	(21)	(13)
Expenses	(7)	(6)	(9)	(8)	(8)
Underwriting income (loss)	$ 2	$ 4	$ (4)	$ (13)	$ (7)
Loss ratio	55.0	47.3	73.7	131.3	92.9
Less: effect of catastrophe losses	5.0	5.2	10.5	56.3	28.6
effect of prior year non-catastrophe reserve reestimates	(5.0)	-	(5.2)	-	-
Underlying loss ratio *	55.0	42.1	68.4	75.0	64.3
Expense ratio (1)	35.0	31.6	47.4	50.0	57.1
Combined ratio	90.0	78.9	121.1	181.3	150.0
Effect of catastrophe losses	(5.0)	(5.2)	(10.5)	(56.3)	(28.6)
Effect of prior year non-catastrophe reserve reestimates	5.0	-	5.2	-	-
Underlying combined ratio *	90.0	73.7	115.8	125.0	121.4
Encompass brand homeowners					
Net premiums written	$ 86	$ 95	$ 108	$ 112	$ 91
Net premiums earned	$ 101	$ 104	$ 106	$ 108	$ 113
Other revenue	-	1	-	-	1
Incurred losses	(66)	(100)	(54)	(84)	(108)
Expenses	(34)	(34)	(32)	(34)	(34)
Underwriting income (loss)	$ 1	$ (29)	$ 20	$ (10)	$ (28)
Loss ratio	65.3	96.2	50.9	77.8	95.6
Less: effect of catastrophe losses	25.7	56.7	10.3	38.9	54.0
effect of prior year non-catastrophe reserve reestimates	(1.0)	1.0	-	-	0.9
Underlying loss ratio *	40.6	38.5	40.6	38.9	40.7
Expense ratio (1)	33.7	31.7	30.2	31.5	29.2
Combined ratio	99.0	127.9	81.1	109.3	124.8
Effect of catastrophe losses	(25.7)	(56.7)	(10.3)	(38.9)	(54.0)
Effect of prior year non-catastrophe reserve reestimates	1.0	(1.0)	-	-	(0.9)
Underlying combined ratio *	74.3	70.2	70.8	70.4	69.9

(1) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 1Q18 Supplement

24

The Allstate Corporation
Other Personal Lines Profitability Measures by Brand [1]

($ in millions)

	Three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Allstate brand other personal lines					
Net premiums written	$ 375	$ 410	$ 454	$ 441	$ 368
Net premiums earned	$ 420	$ 419	$ 414	$ 411	$ 405
Other revenue	28	30	38	33	26
Incurred losses	(258)	(226)	(312)	(258)	(265)
Expenses	(144)	(158)	(158)	(148)	(138)
Underwriting income (loss)	$ 46	$ 65	$ (18)	$ 38	$ 28
Loss ratio	61.4	53.9	75.3	62.8	65.4
Less: effect of catastrophe losses	6.4	4.8	15.7	13.9	14.6
effect of prior year non-catastrophe reserve reestimates	(0.7)	1.9	0.7	(0.2)	(0.3)
Underlying loss ratio *	55.7	47.2	58.9	49.1	51.1
Expense ratio [2]	27.6	30.6	29.0	28.0	27.7
Combined ratio	89.0	84.5	104.3	90.8	93.1
Effect of catastrophe losses	(6.4)	(4.8)	(15.7)	(13.9)	(14.6)
Effect of prior year non-catastrophe reserve reestimates	0.7	(1.9)	(0.7)	0.2	0.3
Underlying combined ratio *	83.3	77.8	87.9	77.1	78.8
Esurance brand other personal lines					
Net premiums written	$ 2	$ 2	$ 2	$ 2	$ 2
Net premiums earned	$ 2	$ 2	$ 2	$ 2	$ 2
Other revenue	-	-	-	-	-
Incurred losses	(1)	(1)	(1)	(1)	(1)
Expenses	(1)	(1)	(1)	(1)	-
Underwriting income	$ -	$ -	$ -	$ -	$ 1
Loss ratio	50.0	50.0	50.0	50.0	50.0
Less: effect of catastrophe losses	-	-	-	-	-
effect of prior year non-catastrophe reserve reestimates	-	-	-	(50.0)	-
Underlying loss ratio *	50.0	50.0	50.0	100.0	50.0
Expense ratio [2]	50.0	50.0	50.0	50.0	-
Combined ratio	100.0	100.0	100.0	100.0	50.0
Effect of catastrophe losses	-	-	-	-	-
Effect of prior year non-catastrophe reserve reestimates	-	-	-	50.0	-
Underlying combined ratio *	100.0	100.0	100.0	150.0	50.0
Encompass brand other personal lines					
Net premiums written	$ 19	$ 20	$ 22	$ 25	$ 20
Net premiums earned	$ 22	$ 23	$ 23	$ 23	$ 24
Other revenue	-	1	-	-	-
Incurred losses	(15)	(11)	(13)	(10)	(21)
Expenses	(8)	(8)	(7)	(7)	(7)
Underwriting (loss) income	$ (1)	$ 5	$ 3	$ 6	$ (4)
Loss ratio	68.2	47.8	56.5	43.5	87.5
Less: effect of catastrophe losses	9.1	13.0	-	13.0	8.3
effect of prior year non-catastrophe reserve reestimates	(4.6)	(21.7)	(8.7)	(26.1)	12.6
Underlying loss ratio *	63.7	56.5	65.2	56.6	66.6
Expense ratio [2]	36.3	30.5	30.5	30.4	29.2
Combined ratio	104.5	78.3	87.0	73.9	116.7
Effect of catastrophe losses	(9.1)	(13.0)	-	(13.0)	(8.3)
Effect of prior year non-catastrophe reserve reestimates	4.6	21.7	8.7	26.1	(12.6)
Underlying combined ratio *	100.0	87.0	95.7	87.0	95.8

(1) Other personal lines include renter, condominium, landlord and other personal lines products in Allstate Protection.
(2) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 1Q18 Supplement

25

The Allstate Corporation
Commercial Lines Profitability Measures [1]

($ in millions)

	Three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Net premiums written	$ 137 [2]	$ 125	$ 116	$ 124	$ 123
Net premiums earned	$ 136 [2]	$ 128	$ 124	$ 118	$ 125
Other revenue	2	-	2	3	3
Incurred losses	(108)	89	103	86	96
Expenses	(37)	37	38	37	36
Underwriting (loss) income	$ (7)	$ 2	$ (15)	$ (2)	$ (4)
Loss ratio	79.4	69.5	83.1	72.9	76.8
Expense ratio [3]	25.7	28.9	29.0	28.8	26.4
Combined ratio	105.1	98.4	112.1	101.7	103.2
Reconciliation of combined ratio to underlying combined ratio					
Combined ratio	105.1	98.4	112.1	101.7	103.2
Effect of catastrophe losses on combined ratio	(2.2)	(1.6)	(10.5)	(1.7)	(5.6)
Effect of prior year non-catastrophe reserve reestimates	(15.4)	(9.3)	(4.8)	0.8	(0.8)
Underlying combined ratio *	87.5	87.5	96.8	100.8	96.8
Effect of prior year reserve reestimates on combined ratio	14.7	9.3	5.6	(1.7)	1.6
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	(0.7)	-	0.8	(0.9)	0.8

(1) Commercial lines are all Allstate brand products.

(2) Includes the partnership agreement with Uber effective March 1, 2018 to provide commercial auto insurance coverage in Illinois, New Jersey and Wisconsin. The premium recorded does not include deposits from Uber that will be refunded to Uber at the end of the policy term.

(3) Other revenue is deducted from other costs and expenses in the expense ratio calculation.

The Allstate Corporation 1Q18 Supplement

26

The Allstate Corporation
Discontinued Lines and Coverages Reserves

($ in millions)	Three months ended	Twelve months ended December 31,				
(net of reinsurance)	March 31, 2018	2017	2016	2015	2014	2013
Asbestos claims						
Beginning reserves	$ 884	$ 912	$ 960	$ 1,014	$ 1,017	$ 1,026
Incurred claims and claims expense	-	61	67	39	87	74
Claims and claims expense paid	(18)	(89)	(115)	(93)	(90)	(83)
Ending reserves	$ 866	$ 884	$ 912	$ 960	$ 1,014	$ 1,017
Claims and claims expense paid as a percent of ending reserves	2.1%	10.1%	12.6%	9.7%	8.9%	8.2%
Environmental claims						
Beginning reserves	$ 166	$ 179	$ 179	$ 203	$ 208	$ 193
Incurred claims and claims expense	-	10	23	1	15	30
Claims and claims expense paid	(4)	(23)	(23)	(25)	(20)	(15)
Ending reserves	$ 162	$ 166	$ 179	$ 179	$ 203	$ 208
Claims and claims expense paid as a percent of ending reserves	2.5%	13.9%	12.8%	14.0%	9.9%	7.2%
Other claims [1]						
Beginning reserves	$ 357	$ 354	$ 377	$ 395	$ 421	$ 418
Incurred claims and claims expense	3	25	15	13	11	38
Claims and claims expense paid	(9)	(22)	(38)	(31)	(37)	(35)
Ending reserves	$ 351	$ 357	$ 354	$ 377	$ 395	$ 421
Claims and claims expense paid as a percent of ending reserves	2.6%	6.2%	10.7%	8.2%	9.4%	8.3%
Total claims [2]						
Beginning reserves	$ 1,407	$ 1,445	$ 1,516	$ 1,612	$ 1,646	$ 1,637
Incurred claims and claims expense	3	96	105	53	113	142
Claims and claims expense paid	(31)	(134)	(176)	(149)	(147)	(133)
Ending reserves	$ 1,379	$ 1,407	$ 1,445	$ 1,516	$ 1,612	$ 1,646
Claims and claims expense paid as a percent of ending reserves	2.2%	9.5%	12.2%	9.8%	9.1%	8.1%

(1) Other claims include other mass torts, workers' compensation, commercial and other.
(2) The 3-year survival ratio for the combined asbestos, environmental and other claims was 9.5, 9.2, 9.2, 10.6, 12.0 and 14.2 for the annualized three-months of 2018 and twelve months ended 2017, 2016, 2015, 2014 and 2013, respectively, and is calculated by taking the ending reserves divided by net payments made during the year.

The Allstate Corporation 1Q18 Supplement 27

The Allstate Corporation
Service Businesses Segment Results [1]

($ in millions)

	Three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Net premiums written	$ 287	$ 309	$ 272	$ 259	$ 254
Net premiums earned	$ 267	$ 231	$ 225	$ 211	$ 200
Intersegment insurance premiums and service fees	29	28	26	28	28
Other revenue	16	16	17	17	16
Net investment income	5	5	4	4	3
Realized capital gains and losses	(4)	-	-	-	-
Claims and claims expense	(93)	(90)	(106)	(83)	(90)
Amortization of deferred policy acquisition costs	(110)	(79)	(78)	(71)	(68)
Operating costs and expenses	(119)	(132)	(115)	(116)	(104)
Amortization of purchased intangible assets	(21)	(23)	(23)	(23)	(23)
Restructuring and related charges	(1)	(11)	(1)	(1)	-
Income tax benefit	7	150	19	11	13
Net (loss) income applicable to common shareholders	$ (24)	$ 95	$ (32)	$ (23)	$ (25)
Realized capital gains and losses, after-tax	3	-	-	-	-
Amortization of purchased intangible assets, after-tax	16	15	15	15	15
Tax Legislation benefit	-	(134)	-	-	-
Adjusted net loss	$ (5)	$ (24)	$ (17)	$ (8)	$ (10)
Allstate Roadside Services					
Net premiums written	$ 65	$ 60	$ 68	$ 66	$ 69
Net premiums earned	$ 64	$ 64	$ 69	$ 67	$ 68
Intersegment insurance premiums and service fees	8	8	7	8	8
Other revenue	2	1	2	2	2
Net investment income	-	-	1	-	-
Claims and claims expense	(35)	(35)	(38)	(35)	(32)
Amortization of deferred policy acquisition costs	(1)	(4)	(4)	(4)	(6)
Operating costs and other expenses	(44)	(45)	(44)	(45)	(44)
Restructuring and related charges	(1)	-	(1)	(1)	-
Income tax benefit	2	8	3	3	1
Net loss	$ (5)	$ (3)	$ (5)	$ (5)	$ (3)
Tax Legislation benefit	-	(4)	-	-	-
Adjusted net loss	$ (5)	$ (7)	$ (5)	$ (5)	$ (3)
Allstate Dealer Services					
Net premiums written	$ 92	$ 93	$ 100	$ 108	$ 104
Net premiums earned	$ 80	$ 79	$ 78	$ 74	$ 73
Other revenue	14	14	15	15	14
Net investment income	4	4	3	4	3
Realized capital gains and losses	(2)	-	-	-	-
Claims and claims expense	(17)	(18)	(27)	(20)	(22)
Amortization of deferred policy acquisition costs	(64)	(62)	(63)	(57)	(54)
Operating costs and other expenses	(14)	(17)	(13)	(13)	(14)
Income tax benefit (expense)	-	70	3	(1)	-
Net income (loss)	$ 1	$ 70	$ (4)	$ 2	$ -
Realized capital gains and losses, after-tax	1	-	-	-	-
Tax Legislation benefit	-	(70)	-	-	-
Adjusted net income (loss)	$ 2	$ -	$ (4)	$ 2	$ -
Arity [2]					
Intersegment service fees	$ 21	$ 20	$ 19	$ 20	$ 20
Net investment income	-	-	-	-	-
Operating costs and other expenses	(26)	(25)	(26)	(27)	(19)
Income tax benefit (expense)	1	(3)	3	1	-
Net (loss) income	$ (4)	$ (8)	$ (4)	$ (6)	$ 1
Tax Legislation expense	-	2	-	-	-
Adjusted net (loss) income	$ (4)	$ (6)	$ (4)	$ (6)	$ 1

(1) Service Businesses results include SquareTrade. Further details related to SquareTrade results are on page 29.
(2) There are no premiums written or earned for Arity.

The Allstate Corporation 1Q18 Supplement

28

($ in millions) March 31, Dec. 31, Sept. 30, June 30, March 31, 2018 2017 2017 2017 2017 Net premiums written $ 130 $ 156 $ 104 $ 85 $ 81 Net premiums earned $ 123 (3) $ 88 $ 78 $ 70 $ 59 Other revenue - 1 - - - Net investment income 1 1 - - - Realized capital gains and losses (2) - - - - Claims and claims expense (41) (37) (40) (29) (4) (36) Amortization of deferred policy acquisition costs (45) (3) (13) (11) (10) (8) Other costs and expenses (35) (45) (33) (30) (27) Amortization of purchased intangible assets (21) (23) (23) (23) (23) Restructuring and related charges - (11) - - - Income tax benefit 4 75 10 8 12 Net (loss) income applicable to common shareholders $ (16) $ 36 $ (19) $ (14) $ (23) Realized capital gains and losses, after-tax 2 - - - - Amortization of purchased intangible assets, after-tax 16 15 15 15 15 Tax Legislation benefit - (62) - - - Adjusted net income (loss) $ 2 $ (11) $ (4) $ 1 $ (8) Fair value adjustments, after-tax (1) 2 3 2 3 4 Adjusted net income (loss), excluding purchase accounting adjustments * $ 4 $ (8) $ (2) $ 4 $ (4) Protection Plans in Force (in thousands) (2) 41,806 38,719 34,078 31,258 29,907 New Issued Protection Plans (in thousands) 5,564 8,210 5,122 3,586 3,840 (1) (2) (3) (4) In connection with the acquisition, purchase accounting adjustments made to recognize the acquired assets and liabilities at their fair value for unearned premiums, contractual liability insurance policy premium expenses, and commissions paid to retailers recorded as of the acquisition date are earned over the life of the in force contracts or approximately three years. Protection plan terms generally range between one and five years with an average term of three years. The Allstate Corporation SquareTrade Results Includes a $6 million favorable adjustment for loss experience. Three months ended As a result of the adoption of the revenue from contracts with customers accounting standard, SquareTrade recognized $30 million of net premiums earned with a corresponding increase in amortization of deferred policy acquisition costs related to protection plans sold directly to retailers for which SquareTrade is deemed to be the principal in the transaction. The Allstate Corporation 1Q18 Supplement 29

The Allstate Corporation
Allstate Life Segment Results and Other Statistics

($ in millions)

	Three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Premiums	$ 146	$ 149	$ 141	$ 140	$ 140
Contract charges	181	175	175	179	181
Other revenue [(1)]	26	33	26	28	27
Net investment income	122	127	119	123	120
Contract benefits	(205)	(210)	(173)	(187)	(195)
Interest credited to contractholder funds	(70)	(71)	(71)	(71)	(69)
Amortization of deferred policy acquisition costs	(31)	(27)	(25)	(35)	(32)
Operating costs and expenses	(86)	(98)	(82)	(86)	(86)
Restructuring and related charges	-	(1)	(1)	-	-
Income tax expense on operations	(14)	(20)	(35)	(28)	(27)
Adjusted net income	69	57	74	63	59
Realized capital gains and losses, after-tax	(2)	-	1	-	1
DAC and DSI amortization relating to realized capital gains and losses, after-tax	(2)	(2)	(2)	(3)	(3)
Tax Legislation benefit	-	332	-	-	-
Net income applicable to common shareholders	$ 65	$ 387	$ 73	$ 60	$ 57
Premiums and Contract Charges by Product					
Traditional life insurance premiums	$ 146	$ 148	$ 141	$ 139	$ 140
Accident and health insurance premiums	-	1	-	1	-
Interest-sensitive life insurance contract charges	181	175	175	179	181
Total	$ 327	$ 324	$ 316	$ 319	$ 321
Proprietary Life Insurance Policies Sold by Allstate Agencies [(2)]	24,771	43,318	28,962	31,447	25,970
Policies in Force (in thousands) [(3)]					
Life insurance					
Allstate agencies	1,897	1,903	1,893	1,891	1,887
Closed channels	119	121	123	126	127
Accident and health insurance	2	2	3	3	3
Total	2,018	2,026	2,019	2,020	2,017

(1) Includes gross dealer concessions received in connection with Allstate exclusive agencies and exclusive financial specialists sales of non-proprietary products, including mutual funds, fixed and variable annuities, disability insurance and long-term care insurance.

(2) Policies sold reduced by lapses within twelve months of sale.

(3) Reflect the number of contracts in force.

The Allstate Corporation 1Q18 Supplement

30

The Allstate Corporation
Allstate Life Analysis of Net Income

($ in millions)

	Three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Benefit spread					
Premiums	$ 146	$ 149	$ 141	$ 140	$ 140
Cost of insurance contract charges [(1)]	126	119	121	123	124
Contract benefits	(205)	(210)	(173)	(187)	(195)
Total benefit spread	67	58	89	76	69
Investment spread					
Net investment income	122	127	119	123	120
Interest credited to contractholder funds	(70)	(71)	(71)	(71)	(69)
Total investment spread	52	56	48	52	51
Surrender charges and contract maintenance expense fees [(1)]	55	56	54	56	57
Other revenue	26	33	26	28	27
Realized capital gains and losses	(3)	1	2	1	1
Amortization of deferred policy acquisition costs	(33)	(30)	(29)	(39)	(36)
Operating costs and expenses	(86)	(98)	(82)	(86)	(86)
Restructuring and related charges	-	(1)	(1)	-	-
Income tax (expense) benefit	(13)	312	(34)	(28)	(26)
Net income applicable to common shareholders	$ 65	$ 387	$ 73	$ 60	$ 57
[(1)] **Reconciliation of contract charges**					
Cost of insurance contract charges	$ 126	$ 119	$ 121	$ 123	$ 124
Surrender charges and contract maintenance expense fees	55	56	54	56	57
Total contract charges	$ 181	$ 175	$ 175	$ 179	$ 181

The Allstate Corporation 1Q18 Supplement

31

($ in millions) March 31, Dec. 31, 2018 2017 Return on Equity Numerator: Net income applicable to common shareholders (1)(2) $ 585 $ 577 Denominator: Ending equity (2) (3) $ 2,513 $ 2,591 Return on equity 23.3% 22.3 % Adjusted Net Income Return on Adjusted Equity * Numerator: Adjusted net income (1) $ 263 $ 253 Denominator: Ending equity (2)(3) $ 2,513 $ 2,591 Less: Unrealized net capital gains and losses 142 234 Goodwill 175 175 Adjusted ending equity $ 2,196 $ 2,182 Adjusted net income return on adjusted equity * 12.0% 11.6% (1) (2) (3) Ending equity has been used due to the changes in reportable segments, which was effective October 2017. Twelve months ended Return on Equity Allstate Life The Allstate Corporation Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period. Includes a $332 million benefit related to Tax Legislation. The Allstate Corporation 1Q18 Supplement 32

($ in millions) March 31, Dec. 31, Sept. 30, June 30, March 31, 2018 2017 2017 2017 2017 Reserve for life-contingent contract benefits Traditional life insurance $ 2,467 $ 2,460 $ 2,426 $ 2,420 $ 2,405 Accident and health insurance 170 176 178 180 179 Total $ 2,637 $ 2,636 $ 2,604 $ 2,600 $ 2,584 Contractholders funds, beginning balance $ 7,608 $ 7,559 $ 7,514 $ 7,497 $ 7,464 Deposits 240 243 236 243 251 Interest credited 70 71 71 70 70 Benefits, withdrawals and other adjustments Benefits (59) (58) (54) (66) (63) Surrenders and partial withdrawals (67) (64) (62) (63) (65) Contract charges (176) (177) (175) (176) (176) Net transfers from separate accounts 2 1 - 2 1 Other adjustments (15) 33 29 7 15 Total benefits, withdrawals and other adjustments (315) (265) (262) (296) (288) Contractholder funds, ending balance $ 7,603 $ 7,608 $ 7,559 $ 7,514 $ 7,497 The Allstate Corporation Allstate Life Reserves and Contractholder Funds Three months ended The Allstate Corporation 1Q18 Supplement 33

($ in millions) March 31, Dec. 31, Sept. 30, June 30, March 31, 2018 2017 2017 2017 2017 Premiums $ 258 $ 244 $ 244 $ 241 $ 241 Contract charges 28 29 29 28 28 Net investment income 19 18 18 19 17 Contract benefits (149) (143) (142) (143) (136) Interest credited to contractholder funds (8) (9) (8) (9) (9) Amortization of deferred policy acquisition costs (41) (37) (31) (33) (41) Operating costs and expenses (72) (70) (65) (64) (67) Restructuring and related charges - (2) (1) - - Income tax expense on operations (7) (10) (16) (14) (11) Adjusted net income 28 20 28 25 22 Realized capital gains and losses, after-tax (2) (1) 1 - - Tax Legislation benefit - 51 - - - Net income applicable to common shareholders $ 26 $ 70 $ 29 $ 25 $ 22 Benefit ratio (1) 52.1 52.4 52.0 53.2 50.6 Operating expense ratio (2) 25.2 25.6 23.8 23.8 24.9 (1) (2) Benefit ratio is contract benefits divided by premiums and contract charges. Operating expense ratio is operating costs and expenses divided by premiums and contract charges. The Allstate Corporation Allstate Benefits Segment Results and Other Statistics Three months ended The Allstate Corporation 1Q18 Supplement 34

The Allstate Corporation
Allstate Benefits Segment Premium and Other Statistics

($ in millions)

	Three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Premiums and Contract Charges by Product					
Life	$ 38	$ 40	$ 41	$ 37	$ 37
Accident	74	68	70	71	71
Critical illness	121	117	116	116	119
Short-term disability	27	26	27	25	24
Other health	26	22	19	20	18
Total	$ 286	$ 273	$ 273	$ 269	$ 269
New Annualized Premium Sales by Product (1)					
Life	$ 8	$ 18	$ 10	$ 11	$ 9
Accident	21	55	21	21	25
Critical illness	25	74	22	23	28
Short-term disability	10	13	9	10	29
Other health	12	35	7	8	16
Total	$ 76	$ 195	$ 69	$ 73	$ 107
Annualized Premium Inforce (2)	$ 1,237	$ 1,185	$ 1,187	$ 1,193	$ 1,179
Policies in Force (in thousands) (3)					
Life insurance	468	458	460	466	462
Accident and health insurance	3,792	3,575	3,575	3,598	3,530
Total	4,260	4,033	4,035	4,064	3,992

(1) New annualized premium sales reflects annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts), reduced by an estimate for certain policies that are expected to lapse. A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients' annual employee benefits enrollment.

(2) Premium amount paid annually for all active policies, which have not been cancelled.

(3) Individual life and accident and health insurance policies reflect the number of contracts in force. Group life and accident and health insurance reflect certificate counts as opposed to group counts.

The Allstate Corporation 1Q18 Supplement

35

($ in millions) March 31, Dec. 31, 2018 2017 Return on Equity Numerator: Net income applicable to common shareholders (1)(2) $ 150 $ 146 Denominator: Ending equity (2) (3) $ 803 $ 801 Return on equity 18.7% 18.2 % Adjusted Net Income Return on Adjusted Equity * Numerator: Adjusted net income (1) $ 101 $ 95 Denominator: Ending equity (2)(3) $ 803 $ 801 Less: Unrealized net capital gains and losses 8 57 Goodwill 96 96 Adjusted ending equity $ 699 $ 648 Adjusted net income return on adjusted equity * 14.4% 14.7% (1) (2) (3) Ending equity has been used due to the changes in reportable segments, which was effective October 2017. Twelve months ended The Allstate Corporation Allstate Benefits Return on Equity Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period. Includes a $51 million benefit related to Tax Legislation. The Allstate Corporation 1Q18 Supplement 36

The Allstate Corporation
Allstate Annuities Segment Results and Other Statistics

($ in millions)

	Three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Contract charges	$ 3	$ 4	$ 4	$ 3	$ 3
Net investment income	290	338	324	354	289
Contract benefits	(150)	(154)	(141)	(156)	(143)
Interest credited to contractholder funds	(87)	(90)	(94)	(93)	(95)
Amortization of deferred policy acquisition costs	(1)	(2)	(2)	(1)	(2)
Operating costs and expenses	(9)	(9)	(9)	(8)	(9)
Restructuring and related charges	-	-	1	(1)	-
Income tax expense on operations	(11)	(32)	(28)	(33)	(14)
Adjusted net income	35	55	55	65	29
Realized capital gains and losses, after-tax	(23)	22	11	(3)	(2)
Valuation changes on embedded derivatives not hedged, after-tax	4	2	(1)	(1)	-
Gain on disposition of operations, after-tax	1	1	1	-	2
Tax Legislation benefit	-	182	-	-	-
Net income applicable to common shareholders	$ 17	$ 262	$ 66	$ 61	$ 29
Policies in Force (in thousands) [(1)]					
Deferred annuities	137	142	145	148	152
Immediate annuities	88	89	91	92	94
	225	231	236	240	246

(1) Allstate Annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements.

The Allstate Corporation 1Q18 Supplement 37

The Allstate Corporation
Allstate Annuities Analysis of Net Income

($ in millions)

	Three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Benefit spread					
Cost of insurance contract charges [1]	$ 2	$ 3	$ 3	$ 1	$ 2
Contract benefits excluding the implied interest on immediate annuities with life contingencies [2]	(26)	(29)	(17)	(30)	(17)
Total benefit spread	(24)	(26)	(14)	(29)	(15)
Investment spread					
Net investment income [3]	290	338	324	354	289
Implied interest on immediate annuities with life contingencies [2]	(124)	(125)	(124)	(126)	(126)
Interest credited to contractholder funds	(83)	(88)	(95)	(95)	(95)
Total investment spread	83	125	105	133	68
Surrender charges and contract maintenance expense fees [1]	1	1	1	2	1
Realized capital gains and losses	(29)	33	18	(5)	(2)
Amortization of deferred policy acquisition costs	(1)	(2)	(2)	(1)	(2)
Operating costs and expenses	(9)	(9)	(9)	(8)	(9)
Restructuring and related charges	-	-	1	(1)	-
Gain on disposition of operations	1	1	1	2	2
Income tax (expense) benefit	(5)	139	(35)	(32)	(14)
Net income applicable to common shareholders	$ 17	$ 262	$ 66	$ 61	$ 29
[1] **Reconciliation of contract charges**					
Cost of insurance contract charges	$ 2	$ 3	$ 3	$ 1	$ 2
Surrender charges and contract maintenance expense fees	1	1	1	2	1
Total contract charges	$ 3	$ 4	$ 4	$ 3	$ 3
[2] **Reconciliation of contract benefits**					
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$ (26)	$ (29)	$ (17)	$ (30)	$ (17)
Implied interest on immediate annuities with life contingencies	(124)	(125)	(124)	(126)	(126)
Total contract benefits	$ (150)	$ (154)	$ (141)	$ (156)	$ (143)
[3] **Performance-based net investment income**	$ 97	$ 142	$ 115	$ 137	$ 69

The Allstate Corporation 1Q18 Supplement

38

($ in millions) March 31, Dec. 31, 2018 2017 Return on Equity Numerator: Net income applicable to common shareholders (1)(2) $ 406 $ 418 Denominator: Ending equity (2) (3) $ 5,005 $ 4,947 Return on equity 8.1% 8.4 % Adjusted Net Income Return on Adjusted Equity * Numerator: Adjusted net income (1) $ 210 $ 204 Denominator: Ending equity (2)(3) $ 5,005 $ 4,947 Less: Unrealized net capital gains and losses 278 607 Adjusted ending equity $ 4,727 $ 4,340 Adjusted net income return on adjusted equity * 4.4% 4.7 % Adjusted net income return on adjusted equity by product Deferred annuities 10.5% 11.3 % Immediate annuities 3.7% 3.8% (1) (2) (3) Ending equity has been used due to the changes in reportable segments, which was effective October 2017. Twelve months ended The Allstate Corporation Allstate Annuities Return on Equity Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period. Includes a $182 million benefit related to Tax Legislation. The Allstate Corporation 1Q18 Supplement 39

The Allstate Corporation
Allstate Annuities Reserves and Contractholder Funds

($ in millions)	Three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Reserve for life-contingent contract benefits					
Immediate fixed annuities with life contingencies:					
Sub-standard structured settlements and group pension terminations [1]	$ 5,135	$ 5,284	$ 5,027	$ 5,034	$ 5,033
Standard structured settlements and SPIA [2]	3,491	3,565	3,525	3,545	3,559
Subtotal [3]	8,626	8,849	8,552	8,579	8,592
Other	81	85	92	95	101
Total	$ 8,707	$ 8,934	$ 8,644	$ 8,674	$ 8,693
Contractholder funds					
Deferred fixed annuities	$ 7,883	$ 8,128	$ 8,341	$ 8,523	$ 8,722
Immediate fixed annuities without life contingencies [4]	2,656	2,700	2,744	2,792	2,831
Other	104	108	119	113	116
Total	$ 10,643	$ 10,936	$ 11,204	$ 11,428	$ 11,669
Contractholders funds, beginning balance	$ 10,936	$ 11,204	$ 11,428	$ 11,669	$ 11,915
Deposits	4	5	6	6	11
Interest credited	82	88	94	94	94
Benefits, withdrawals and other adjustments					
Benefits	(156)	(149)	(163)	(160)	(166)
Surrenders and partial withdrawals	(201)	(197)	(165)	(180)	(181)
Contract charges	(2)	(3)	(3)	(1)	(2)
Net transfers from separate accounts	-	-	-	-	1
Other adjustments	(20)	(12)	7	-	(3)
Total benefits, withdrawals and other adjustments	(379)	(361)	(324)	(341)	(351)
Contractholder funds, ending balance	$ 10,643	$ 10,936	$ 11,204	$ 11,428	$ 11,669

(1) Includes structured settlement annuities for severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans.

(2) Includes life-contingent structured settlement annuities for annuitants with standard life expectancy and single premium immediate annuities with life contingencies.

(3) To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve is recorded for certain immediate annuities with life contingencies. Liabilities of $119 million and $315 million are included in the reserve for life-contingent contract benefits with respect to this deficiency as of March 31, 2018 and December 31, 2017, respectively. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in accumulated other comprehensive income. The liability was zero for all other periods presented here.

(4) Includes period certain structured settlements and single premium immediate annuities without life contingencies.

The Allstate Corporation 1Q18 Supplement 40

($ in millions) March 31, Dec. 31, Sept. 30, June 30, March 31, 2018 2017 2017 2017 2017 Net investment income $ 13 $ 10 $ 10 $ 10 $ 11 Operating costs and expenses (8) (44) (1) (93) (1) (9) (8) Interest expense (83) (84) (82) (83) (85) Income tax benefit on operations 17 43 60 31 30 Preferred stock dividends (29) (29) (29) (29) (29) Adjusted net loss (90) (104) (134) (80) (81) Realized capital gains and losses, after-tax (1) (4) - - - Business combination expenses, after-tax - - (1) - (13) Goodwill impairment - (125) - - - Tax Legislation expense - (128) - - - Net loss applicable to common shareholders $ (91) $ (361) $ (135) $ (80) $ (94) (1) Includes a pension settlement loss of $36 million and $86 million for the three months ended December 31, 2017 and September 30, 2017, respectively. The Allstate Corporation Corporate and Other Segment Results Three months ended The Allstate Corporation 1Q18 Supplement 41

The Allstate Corporation
Consolidated Investments

($ in millions)	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Consolidated Investments					
Fixed income securities, at fair value:					
Tax-exempt	$ 6,310	$ 6,010	$ 5,479	$ 5,520	$ 5,164
Taxable	50,364	52,982	53,912	53,136	53,472
Equity securities [1] [2]	6,986	6,621	6,434	6,117	5,685
Mortgage loans	4,679	4,534	4,322	4,336	4,349
Limited partnership interests [3]	7,434	6,740	6,600	6,206	5,982
Short-term, at fair value	3,424	1,944	2,198	2,175	2,753
Other	4,092	3,972	3,826	3,815	3,738
Total	$ 83,289	$ 82,803	$ 82,771	$ 81,305	$ 81,143
Fixed income securities, amortized cost:					
Tax-exempt	$ 6,379	$ 6,011	$ 5,440	$ 5,482	$ 5,165
Taxable	49,830	51,514	52,168	51,419	52,029
Ratio of fair value to amortized cost	100.8 %	102.6 %	103.1 %	103.1 %	102.5 %
Short-term, amortized cost	$ 3,424	$ 1,944	$ 2,198	$ 2,175	$ 2,753

(1) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.
(2) Beginning January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in realized capital gains and losses.
(3) As of March 31, 2018, we have commitments to invest in additional limited partnership interests totaling $3.2 billion.

The Allstate Corporation 1Q18 Supplement

42

The Allstate Corporation
Investments by Segment

($ in millions)

	As of March 31, 2018						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Investments by Segment							
Fixed income securities, at fair value:							
Tax-exempt	$ 5,710	$ 2	$ -	$ -	$ 52	$ 546	$ 6,310
Taxable	23,988	776	7,683	1,132	14,974	1,811	50,364
Equity securities [(1) (2)]	5,239	136	7	97	1,497	10	6,986
Mortgage loans	421	-	1,859	202	2,197	-	4,679
Limited partnership interests	4,029	-	-	-	3,404	1	7,434
Short-term, at fair value	1,216	52	252	41	386	1,477	3,424
Other	1,854	-	1,205	313	720	-	4,092
Total	$ 42,457	$ 966	$ 11,006	$ 1,785	$ 23,230	$ 3,845	$ 83,289
Fixed income securities, amortized cost:							
Tax-exempt	$ 5,781	$ 2	$ -	$ -	$ 52	$ 544	$ 6,379
Taxable	24,198	786	7,395	1,122	14,503	1,826	49,830
Ratio of fair value to amortized cost	99.1 %	98.7 %	103.9 %	100.9 %	103.2 %	99.5 %	100.8 %
Short-term, amortized cost	$ 1,216	$ 52	$ 252	$ 41	$ 386	$ 1,477	$ 3,424
Fixed income securities portfolio duration (in years) [(3)]	3.50	3.15	5.69	4.89	4.06	2.01	3.90

(1) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.

(2) Beginning January 1, 2018, equity securities are reported at fair value with changes in fair value recognized in realized capital gains and losses.

(3) Duration measures the price sensitivity of assets and liabilities to changes in interest rates.

The Allstate Corporation 1Q18 Supplement

43

The Allstate Corporation
Unrealized Net Capital Gains and Losses by Type

($ in millions)

	March 31, 2018			December 31, 2017			September 30, 2017		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities									
U.S. government and agencies	33	3,406	101.0	36	3,616	101.0	57	3,900	101.5
Municipal	165	8,569	102.0	275	8,328	103.4	310	7,794	104.1
Corporate	152	41,851	100.4	1,030	44,026	102.4	1,287	44,546	103.0
Foreign government	11	979	101.1	16	1,021	101.6	16	1,093	101.5
Asset-backed securities ("ABS")	1	1,197	100.1	6	1,272	100.5	7	1,270	100.6
Residential mortgage-backed securities ("RMBS")	97	550	121.4	98	578	120.4	99	611	119.3
Commercial mortgage-backed securities ("CMBS")	4	99	104.2	4	128	103.2	4	153	102.7
Redeemable preferred stock	2	23	109.5	2	23	109.5	3	24	114.3
Total fixed income securities	465	56,674	100.8	1,467	58,992	102.6	1,783	59,391	103.1
Equity securities [2]	-	6,986	n/a	1,160	6,621	121.2	966	6,434	117.7
Short-term investments	-	3,424	100.0	-	1,944	100.0	-	2,198	100.0
Derivatives	(1)	103	n/a	(1)	127	n/a	(2)	101	n/a
EMA limited partnership interests [3]	1	n/a	n/a	1	n/a	n/a	-	n/a	n/a
Unrealized net capital gains and losses, pre-tax	465			2,627			2,747		
Amounts recognized for:									
Insurance reserves [4]	(119)			(315)			-		
DAC and DSI [5]	(109)			(196)			(203)		
Amounts recognized	(228)			(511)			(203)		
Deferred income taxes	(50)			(454)			(893)		
Unrealized net capital gains and losses, after-tax	187			1,662			1,651		

	June 30, 2017			March 31, 2017			December 31, 2016		
	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]	Unrealized net capital gains and losses	Fair value	Fair value as a percent of amortized cost [1]
Fixed income securities									
U.S. government and agencies	63	3,426	101.9	66	4,395	101.5	65	3,637	101.8
Municipal	312	7,855	104.1	258	7,507	103.6	217	7,333	103.0
Corporate	1,244	44,251	102.9	992	43,535	102.3	859	43,601	102.0
Foreign government	28	1,047	102.7	32	1,027	103.2	32	1,075	103.1
ABS	6	1,243	100.5	3	1,265	100.2	2	1,171	100.2
RMBS	92	641	116.8	83	672	114.1	77	728	111.8
CMBS	7	170	104.3	5	211	102.4	8	270	103.1
Redeemable preferred stock	3	23	115.0	3	24	114.3	3	24	114.3
Total fixed income securities	1,755	58,656	103.1	1,442	58,636	102.5	1,263	57,839	102.2
Equity securities [2]	796	6,117	115.0	659	5,685	113.1	509	5,666	109.9
Short-term investments	-	2,175	100.0	-	2,753	100.0	-	4,288	100.0
Derivatives	(1)	108	n/a	-	108	n/a	2	111	n/a
EMA limited partnership interests [3]	(1)	n/a	n/a	-	n/a	n/a	(4)	n/a	n/a
Unrealized net capital gains and losses, pre-tax	2,549			2,101			1,770		
Amounts recognized for:									
Insurance reserves [4]	-			-			-		
DAC and DSI [5]	(198)			(165)			(146)		
Amounts recognized	(198)			(165)			(146)		
Deferred income taxes	(825)			(680)			(571)		
Unrealized net capital gains and losses, after-tax	1,526			1,256			1,053		

(1) The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.
(2) Beginning January 1, 2018, due to the adoption of the recognition and measurement accounting standard, equity securities are measured at fair value with changes in fair value recognized in realized capital gains and losses.
(3) Unrealized net capital gains and losses for limited partnership interests represent the Company's share of EMA limited partnerships' other comprehensive income. Fair value and amortized cost are not applicable.
(4) The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. This adjustment primarily relates to structured settlement annuities with life contingencies (a type of immediate fixed annuities).
(5) The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

The Allstate Corporation 1Q18 Supplement

44

The Allstate Corporation
Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax)

($ in millions)

	Three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Net Investment Income					
Fixed income securities	$ 508	$ 514	$ 519	$ 527	$ 518
Equity securities	34	44	37	49	44
Mortgage loans	51	49	52	50	55
Limited partnership interests ("LP")	180	293	223	253	120
Short-term	12	9	9	6	6
Other	66	62	58	60	56
Investment income, before expense	851	971	898	945	799
Less: Investment expense	(65)	(58)	(55)	(48)	(51)
Net investment income	$ 786	$ 913	$ 843	$ 897	$ 748
Interest-bearing investments [(1)]	$ 622	$ 623	$ 627	$ 631	$ 625
Equity securities	34	44	37	49	44
LP and other alternative investments [(2)]	195	304	234	265	130
Investment income, before expense	$ 851	$ 971	$ 898	$ 945	$ 799
Pre-Tax Yields [(3)]					
Fixed income securities	3.6 %	3.6 %	3.6 %	3.7 %	3.6 %
Equity securities	2.5	3.2	2.7	3.8	3.5
Mortgage loans	4.4	4.4	4.8	4.6	4.9
Limited partnership interests	10.1	17.5	13.9	16.6	8.1
Total portfolio	4.1	4.8	4.5	4.7	4.0
Interest-bearing investments	3.7	3.7	3.7	3.8	3.7
Realized Capital Gains and Losses (Pre-tax) by Transaction Type					
Impairment write-downs [(4)]	$ (1)	$ (8)	$ (23)	$ (28)	$ (43)
Change in intent write-downs [(4)]	-	(5)	(5)	(22)	(16)
Net other-than-temporary impairment losses recognized in earnings	(1)	(13)	(28)	(50)	(59)
Sales [(4)]	(42)	146	148	139	208
Valuation of equity investments [(4)]	(83)	-	-	-	-
Valuation and settlements of derivative instruments	(8)	(6)	(17)	(8)	(15)
Total	$ (134)	$ 127	$ 103	$ 81	$ 134
Total Return on Investment Portfolio [(5)]					
Income	0.9 %	1.1 %	1.0 %	1.1 %	0.9 %
Valuation-interest bearing	(1.3)	(0.4)	0.2	0.5	0.3
Valuation-equity owned	(0.1)	0.4	0.3	0.2	0.4
Total	(0.5) %	1.1 %	1.5 %	1.8 %	1.6 %
Average Investment Balances (in billions) [(6)]	$ 81.0	$ 80.1	$ 79.4	$ 78.9	$ 79.5

(1) Comprise fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives.

(2) Comprise limited partnership interests and other alternative investments, including real estate investments classified as other investments.

(3) Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the current and prior quarter investment balances. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation.

(4) Due to the adoption of the recognition and measurement accounting standard, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments, and are no longer included in impairment write-downs, change in intent write-downs and sales.

(5) Total return on investment portfolio is calculated from GAAP results, including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, cost method limited partnerships for periods prior to 2018, bank loans and agent loans divided by the average fair value balances.

(6) Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses on fixed income securities are excluded and equity securities investment balances are at cost.

The Allstate Corporation 1Q18 Supplement

45

($ in millions) Property- Service Allstate Allstate Allstate Corporate Liability Businesses Life Benefits Annuities and Other Total Net Investment Income Fixed income securities $ 227 $ 4 $ 88 $ 12 $ 165 $ 12 $ 508 Equity securities 26 1 - - 7 - 34 Mortgage loans 4 - 20 2 25 - 51 Limited partnership interests ("LP") 84 - - - 96 - 180 Short-term 6 - 2 - 2 2 12 Other 29 - 17 5 14 1 66 Investment income, before expense 376 5 127 19 309 15 851 Less: Investment expense (39) - (5) - (19) (2) (65) Net investment income $ 337 $ 5 $ 122 $ 19 $ 290 $ 13 $ 786 Net investment income, after-tax $ 275 $ 4 $ 100 $ 15 $ 228 $ 11 $ 633 Interest-bearing investments (1) $ 256 $ 4 $ 127 $ 19 $ 201 $ 15 $ 622 Equity securities 26 1 - - 7 - 34 LP and other alternative investments (2) 94 - - - 101 - 195 Investment income, before expense $ 376 $ 5 $ 127 $ 19 $ 309 $ 15 $ 851 Pre-Tax Yields (3) Fixed income securities 2.9% 2.2% 4.8% 4.2% 4.5% 2.4% 3.6 % Equity securities 2.5 1.8 4.0 2.9 2.4 0.7 2.5 Mortgage loans 3.8 - 4.4 4.4 4.5 - 4.4 Limited partnership interests 8.8 - - - 11.7 (0.9) 10.1 Total portfolio 3.4 2.1 4.8 4.5 5.4 2.1 4.1 Interest-bearing investments 3.0 2.2 4.8 4.6 4.5 2.1 3.7 Realized Capital Gains and Losses (Pre-tax) by transaction type Impairment write-downs (4) $ - $ - $ - $ - $ (1) $ - $ (1) Change in intent write-downs (4) - - - - - - - Net other-than-temporary impairment losses recognized in earnings - - - - (1) - (1) Sales (4) (35) (1) (2) - (3) (1) (42) Valuation of equity investments (4) (55) (3) (1) (2) (22) - (83) Valuation and settlements of derivative instruments (5) - - - (3) - (8) Total $ (95) $ (4) $ (3) $ (2) $ (29) $ (1) $ (134) (1) (2) (3) (4) Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the current and prior quarter investment balances. For the purposes of the pre-tax yield calculation, income for directly held real estate and other consolidated investments is net of investee level expenses (depreciation and asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation. Due to the adoption of the recognition and measurement accounting standard, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments, and are no longer included in impairment write-downs, change in intent write-downs and sales. The Allstate Corporation Net Investment Income, Yields and Realized Capital Gains and Losses (Pre-Tax) by Segment Three months ended March 31, 2018 Comprised of fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives. Comprised of limited partnership interests and other alternative investments, including real estate investments classified as other investments. The Allstate Corporation 1Q18 Supplement 46

The Allstate Corporation
Investment Position and Results by Strategy

($ in millions)

	As of or for the three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Market-Based ("MB") [1]					
Investment Position					
Interest-bearing investments	$ 67,934	$ 68,648	$ 69,070	$ 68,331	$ 68,836
Equity securities [2]	6,818	6,483	6,336	6,021	5,578
LP and other alternative investments [3]	828	738	694	591	555
Total	$ 75,580	$ 75,869	$ 76,100	$ 74,943	$ 74,969
Investment income					
Interest-bearing investments	$ 619	$ 620	$ 625	$ 629	$ 624
Equity securities	34	44	37	45	35
LP and other alternative investments	1	1	1	-	-
Investment income, before expense	654	665	663	674	659
Investee level expenses [4]	(2)	(1)	(1)	(2)	(1)
Income for yield calculation	$ 652	$ 664	$ 662	$ 672	$ 658
Market-based pre-tax yield	3.5 %	3.6 %	3.6 %	3.7 %	3.6 %
Realized capital gains and losses (pre-tax) by transaction type					
Impairment write-downs [5]	$ (1)	$ (8)	$ (7)	$ (19)	$ (36)
Change in intent write-downs [5]	-	(5)	(5)	(22)	(16)
Net other-than-temporary impairment losses recognized in earnings	(1)	(13)	(12)	(41)	(52)
Sales [5]	(42)	141	148	129	208
Valuation of equity investments [5]	(83)	-	-	-	-
Valuation and settlements of derivative instruments	-	1	(12)	(1)	(10)
Total	$ (126)	$ 129	$ 124	$ 87	$ 146
Performance-Based ("PB") [6]					
Investment Position					
Interest-bearing investments	$ 115	$ 120	$ 130	$ 129	$ 108
Equity securities	168	138	98	96	107
LP and other alternative investments	7,426	6,676	6,443	6,137	5,959
Total	$ 7,709	$ 6,934	$ 6,671	$ 6,362	$ 6,174
Investment income					
Interest-bearing investments	$ 3	$ 3	$ 2	$ 2	$ 1
Equity securities	-	-	-	4	9
LP and other alternative investments	194	303	233	265	130
Investment income, before expense	197	306	235	271	140
Investee level expenses	(16)	(10)	(8)	(8)	(9)
Income for yield calculation	$ 181	$ 296	$ 227	$ 263	$ 131
Performance-based pre-tax yield	9.9 %	17.4 %	14.0 %	16.8 %	8.7 %
Realized capital gains and losses (pre-tax) by transaction type					
Impairment write-downs	$ -	$ -	$ (16)	$ (9)	$ (7)
Change in intent write-downs	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	-	-	(16)	(9)	(7)
Sales	-	5	-	10	-
Valuation of equity investments	-	-	-	-	-
Valuation and settlements of derivative instruments	(8)	(7)	(5)	(7)	(5)
Total	$ (8)	$ (2)	$ (21)	$ (6)	$ (12)

(1) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities.

(2) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.

(3) Market-based investments include publicly traded equity securities classified as limited partnerships.

(4) When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments.

(5) Due to the adoption of the recognition and measurement accounting standard, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments, and are no longer included in impairment write-downs, change in intent write-downs and sales.

(6) Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate.

The Allstate Corporation 1Q18 Supplement

47

The Allstate Corporation
Investment Position and Results by Strategy by Segment

($ in millions)

	As of or for the three months ended March 31, 2018						
	Property-Liability	Service Businesses	Allstate Life	Allstate Benefits	Allstate Annuities	Corporate and Other	Total
Market-based ("MB") [(1)]							
Investment Position							
Interest-bearing investments	$ 32,508	$ 830	$ 10,999	$ 1,688	$ 18,075	$ 3,834	$ 67,934
Equity securities [(2)]	5,138	136	7	97	1,430	10	6,818
LP and other alternative investments [(3)]	588	-	-	-	239	1	828
Total	$ 38,234	$ 966	$ 11,006	$ 1,785	$ 19,744	$ 3,845	$ 75,580
Investment income							
Interest-bearing investments	$ 254	$ 4	$ 127	$ 19	$ 200	$ 15	$ 619
Equity securities	26	1	-	-	7	-	34
LP and other alternative investments	1	-	-	-	-	-	1
Investment income, before expense	281	5	127	19	207	15	654
Investee level expenses [(4)]	(2)	-	-	-	-	-	(2)
Income for yield calculation	$ 279	$ 5	$ 127	$ 19	$ 207	$ 15	$ 652
Market-based pre-tax yield	2.9 %	2.1 %	4.8 %	4.5 %	4.3 %	2.1 %	3.5 %
Realized capital gains and losses (pre-tax) by transaction type							
Impairment write-downs [(5)]	$ -	$ -	$ -	$ -	$ (1)	$ -	$ (1)
Change in intent write-downs [(5)]	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	-	-	-	-	(1)	-	(1)
Sales [(5)]	(35)	(1)	(2)	-	(3)	(1)	(42)
Valuation of equity investments [(5)]	(55)	(3)	(1)	(2)	(22)	-	(83)
Valuation and settlements of derivative instruments	(1)	-	-	-	1	-	-
Total	$ (91)	$ (4)	$ (3)	$ (2)	$ (25)	$ (1)	$ (126)
Performance-based ("PB") [(6)]							
Investment Position							
Interest-bearing investments	$ 93	$ -	$ -	$ -	$ 22	$ -	$ 115
Equity securities	101	-	-	-	67	-	168
LP and other alternative investments	4,029	-	-	-	3,397	-	7,426
Total	$ 4,223	$ -	$ -	$ -	$ 3,486	$ -	$ 7,709
Investment income							
Interest-bearing investments	$ 2	$ -	$ -	$ -	$ 1	$ -	$ 3
Equity securities	-	-	-	-	-	-	-
LP and other alternative investments	93	-	-	-	101	-	194
Investment income, before expense	95	-	-	-	102	-	197
Investee level expenses	(11)	-	-	-	(5)	-	(16)
Income for yield calculation	$ 84	$ -	$ -	$ -	$ 97	$ -	$ 181
Performance-based pre-tax yield	8.4 %	N/A	N/A	N/A	11.6 %	N/A	9.9 %
Realized capital gains and losses (pre-tax) by transaction type							
Impairment write-downs	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Change in intent write-downs	-	-	-	-	-	-	-
Net other-than-temporary impairment losses recognized in earnings	-	-	-	-	-	-	-
Sales	-	-	-	-	-	-	-
Valuation of equity investments	-	-	-	-	-	-	-
Valuation and settlements of derivative instruments	(4)	-	-	-	(4)	-	(8)
Total	$ (4)	$ -	$ -	$ -	$ (4)	$ -	$ (8)

(1) Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities.

(2) Equity securities may include investments in exchange traded and mutual funds whose underlying investments are fixed income securities.

(3) Market-based investments include publicly traded equity securities classified as limited partnerships.

(4) When calculating the pre-tax yields, investee level expenses are netted against income for directly held real estate and other consolidated investments.

(5) Due to the adoption of the recognition and measurement accounting standard, equity securities are reported at fair value with changes in fair value recognized in valuation of equity investments, and are no longer included in impairment write-downs, change in intent write-downs and sales.

(6) Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate.

The Allstate Corporation 1Q18 Supplement

48

The Allstate Corporation
Performance-Based Investments

($ in millions)

	As of or for the three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Investment position					
Limited partnerships					
Private equity	$ 5,437	$ 4,752	$ 4,650	$ 4,333	$ 4,139
Real estate	1,212	1,293	1,296	1,320	1,325
PB - limited partnerships	6,649	6,045	5,946	5,653	5,464
Non-LP					
Private equity	249	210	170	171	161
Real estate	811	679	555	538	549
PB - non-LP	1,060	889	725	709	710
Total					
Private equity	5,686	4,962	4,820	4,504	4,300
Real estate	2,023	1,972	1,851	1,858	1,874
Total PB	$ 7,709	$ 6,934	$ 6,671	$ 6,362	$ 6,174
Investment income					
Limited partnerships					
Private equity	$ 177	$ 219	$ 183	$ 209	$ 114
Real estate	3	74	40	44	6
PB - limited partnerships	180	293	223	253	120
Non-LP					
Private equity	2	3	2	5	9
Real estate	15	10	10	13	11
PB - non-LP	17	13	12	18	20
Total					
Private equity	179	222	185	214	123
Real estate	18	84	50	57	17
Total PB	$ 197	$ 306	$ 235	$ 271	$ 140
Investee level expenses	$ (16)	$ (10)	$ (8)	$ (8)	$ (9)
Realized capital gains and losses					
Limited partnerships					
Private equity	$ -	$ (3)	$ (17)	$ (8)	$ (10)
Real estate	-	2	-	4	1
PB - limited partnerships	-	(1)	(17)	(4)	(9)
Non-LP					
Private equity	(8)	(7)	(4)	(11)	(4)
Real estate	-	6	-	9	1
PB - non-LP	(8)	(1)	(4)	(2)	(3)
Total					
Private equity	(8)	(10)	(21)	(19)	(14)
Real estate	-	8	-	13	2
Total PB	$ (8)	$ (2)	$ (21)	$ (6)	$ (12)
Pre-Tax Yield	9.9 %	17.4 %	14.0 %	16.8 %	8.7 %
Internal Rate of Return [(1)]					
10 Year	9.0 %	8.6 %	8.5 %	8.3 %	9.5 %
5 Year	13.0	12.8	12.7	11.9	11.9

(1) The internal rate of return ("IRR") is one of the measures we use to evaluate the performance of these investments. The IRR represents the rate of return on the investments considering the cash flows paid and received and, until the investment is fully liquidated, the estimated value of investment holdings at the end of the measurement period. The calculated IRR for any measurement period is highly influenced by the values of the portfolio at the beginning and end of the period, which reflect the estimated fair values of the investments as of such dates. As a result, the IRR can vary significantly for different measurement periods based on macroeconomic or other events that impact the estimated beginning or ending portfolio value, such as the global financial crisis. Our IRR calculation method may differ from those used by other investors. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments.

The Allstate Corporation 1Q18 Supplement

49

The Allstate Corporation
Limited Partnership Interests

($ in millions)

	As of or for the three months ended				
	March 31, 2018	Dec. 31, 2017	Sept. 30, 2017	June 30, 2017	March 31, 2017
Investment position					
Underlying investment					
Private equity	$ 5,437	$ 4,752	$ 4,650	$ 4,333	$ 4,139
Real estate	1,212	1,293	1,296	1,320	1,325
Other	785	695	654	553	518
Total	$ 7,434	$ 6,740	$ 6,600	$ 6,206	$ 5,982
Accounting basis					
Equity method ("EMA")	$ 5,771	$ 5,413	$ 5,261	$ 4,937	$ 4,689
Fair value [(1)]	1,663	1,327	1,339	1,269	1,293
Total	$ 7,434	$ 6,740	$ 6,600	$ 6,206	$ 5,982
Approximate cumulative pre-tax appreciation [(2)]	$ 1,347	$ 854	$ 858	$ 787	$ 611
Investment income					
Underlying investment					
Private equity	$ 177	$ 219	$ 183	$ 209	$ 114
Real estate	3	74	40	44	6
Other	-	-	-	-	-
Total	$ 180	$ 293	$ 223	$ 253	$ 120
Accounting basis					
Equity method	$ 103	$ 246	$ 159	$ 202	$ 83
Fair value [(1)]	77	47	64	51	37
Total	$ 180	$ 293	$ 223	$ 253	$ 120

(1) Beginning January 1, 2018, due to the adoption of the recognition and measurement accounting standard, limited partnerships previously reported using the cost method are now reported at fair value with changes in fair value recognized in net investment income. Prior periods continue to reflect cost method.

(2) At March 31, 2018, approximate cumulative pre-tax appreciation includes limited partnerships accounted for under EMA and at fair value. Prior periods included EMA limited partnerships only.

The Allstate Corporation 1Q18 Supplement 50

• realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in adjusted net income, • valuation changes on embedded derivatives not hedged, after-tax, • amortization of deferred policy acquisition costs ("DAC") and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives not hedged, after-tax, • business combination expenses and the amortization of purchased intangible assets, after-tax, • gain (loss) on disposition of operations, after-tax, and • adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years. Average underlying loss (incurred pure premium) and expense is calculated as the underlying combined ratio (a non-GAAP measure) multiplied by the GAAP quarterly earned premium, which is annualized (multiplied by 4) (“average premium”). We believe that this measure is useful to investors and it is used by management for the same reasons noted above for the underlying combined ratio. A reconciliation of average underlying loss and expense is provided in the schedule, "Allstate Brand Auto and Homeowners Underlying Loss and Expense". Definitions of Non-GAAP Measures We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Adjusted net income is net income applicable to common shareholders, excluding: Net income applicable to common shareholders is the GAAP measure that is most directly comparable to adjusted net income. We use adjusted net income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial service business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives not hedged, business combination expenses and the amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items. Realized capital gains and losses, valuation changes on embedded derivatives not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Consistent with our intent to protect results or earn additional income, adjusted net income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes. These instruments are used for economic hedges and to replicate fixed income securities, and by including them in adjusted net income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments. Business combination expenses are excluded because they are non-recurring in nature and the amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, adjusted net income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine adjusted net income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Adjusted net income is used by management along with the other components of net income applicable to common shareholders to assess our performance. We use adjusted measures of adjusted net income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income applicable to common shareholders, adjusted net income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses adjusted net income as the denominator. Adjusted net income should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of adjusted net income to net income applicable to common shareholders is provided in the schedule, "Contribution to Income". Combined ratio excluding the effect of catastrophes, prior year reserve reestimates and the amortization of purchased intangible assets ("underlying combined ratio") is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year non-catastrophe reserve reestimates on the combined ratio, the effect of amortization of purchased intangible assets on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates, amortization of purchased intangible assets. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. Amortization of purchased intangible assets relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedules "Property-Liability Results", "Historical Property-Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand", "Homeowners Profitability Measures by Brand" and "Other Personal Lines Profitability Measures by Brand", and "SquareTrade Profitability Measures". The Allstate Corporation 1Q18 Supplement 51

Definitions of Non-GAAP Measures (continued) Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property-Liability Results", "Historical Property-Liability Results", "Allstate Brand Profitability Measures", "Esurance Brand Profitability Measures and Statistics", "Encompass Brand Profitability Measures and Statistics", "Auto Profitability Measures by Brand", "Homeowners Profitability Measures by Brand" and "Other Personal Lines Profitability Measures by Brand". Adjusted net income return on adjusted equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the equity balance, after excluding the effect of unrealized net capital gains and losses and goodwill. Return on equity is the most directly comparable GAAP measure. We use equity excluding the effect of unrealized net capital gains and losses and goodwill for the denominator as a representation of equity primarily attributable to the Company’s earned and realized business operations. Unrealized net capital gains and losses are excluded because they vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. Goodwill is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results. We believe it is useful for investors to have adjusted net income return on adjusted equity when evaluating our performance as it represents a reliable, representative and consistent measurement of the company and management’s utilization of capital. Adjusted net income return on adjusted equity should not be considered a substitute for return on equity and does not reflect the overall profitability of our business. A reconciliation of return on equity and adjusted net income return on adjusted equity can be found in the schedules, "Allstate Life Return on Equity", "Allstate Benefits Return on Equity" and "Allstate Annuities Return on Equity". Adjusted net income return on common shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders' equity is the most directly comparable GAAP measure. We use adjusted net income as the numerator for the same reasons we use adjusted net income, as discussed above. We use average common shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income applicable to common shareholders and return on common shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on common shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine adjusted net income return on common shareholders' equity from return on common shareholders' equity is the transparency and understanding of their significance to return on common shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of adjusted net income return on common shareholders' equity in incentive compensation. Therefore, we believe it is useful for investors to have adjusted net income return on common shareholders' equity and return on common shareholders' equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income return on common shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Adjusted net income return on common shareholders' equity should not be considered a substitute for return on common shareholders' equity and does not reflect the overall profitability of our business. A reconciliation of return on common shareholders' equity and adjusted net income return on common shareholders' equity can be found in the schedule, "Return on Common Shareholders' Equity". Adjusted net income, excluding purchase accounting adjustments, is a non-GAAP measure, which is computed as net income (loss) applicable to common shareholders, excluding amortization of purchased intangible assets, after-tax, and realized capital gains and losses, after-tax, and adjusted for the after-tax income statement effects of acquisition-related purchase accounting fair value adjustments to unearned premiums, contractual liability insurance policy premium expenses, and commissions paid to retailers. Net income (loss) applicable to shareholders is the GAAP measure that is most directly comparable to adjusted net income, excluding purchase accounting adjustments. We use adjusted net income, excluding purchase accounting adjustments, as an important measure to evaluate SquareTrade’s results of operations. We believe that the measure provides investors with a valuable measure of SquareTrade’s ongoing performance because it reveals trends that may be obscured by the amortization of purchased intangible assets, the acquisition-related purchase accounting fair value adjustments, and the net effects of realized capital gains and losses. Amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our business results or trends. We adjust for the effects of acquisition-related purchase accounting fair value adjustments because they relate to the acquisition and their effects are not indicative of the underlying business results and trends. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to SquareTrade’s operations. Adjusted net income, excluding purchase accounting adjustments, highlights the results from ongoing operations and the underlying profitability of our business and is used by management along with the other components of net income applicable to common shareholders to assess our performance. We believe it is useful for investors to evaluate net income applicable to common shareholders, adjusted net income, excluding purchase accounting adjustments, and their components separately and in the aggregate when reviewing and evaluating SquareTrade’s performance. Adjusted net income, excluding purchase accounting adjustments, should not be considered a substitute for net income applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of net income (loss) applicable to common shareholders to adjusted net income, excluding purchase accounting adjustments, is provided in the schedule, "SquareTrade Results". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure. It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding. We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods. We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique. Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business. A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share". The Allstate Corporation 1Q18 Supplement 52

2014 2015 2016 2017 Q1 2018 % change in gross claim frequency (3) 0.5% 6.3% 3.1% -5.3% -3.8% Gross claim frequency indexed to 2013 (2) 100.5% 106.8% 110.1% 104.3% 100.3% % change in paid claim severity (3) 4.1% 4.4% 4.1% 4.5% 6.7% Paid claim severity indexed to 2013 (4) 104.1% 108.7% 113.1% 118.2% 126.1% (1) (2) (3) (4) The Allstate Corporation Allstate Brand Auto Claim Frequency Analysis (1) Property Damage % Change in Gross Claim Frequency and Paid Claim Severity Indexed to 2013 Frequency statistics exclude counts associated with catastrophe events. Gross claim frequency and paid claim severity indexed to 2013 equals the current year gross claim frequency or paid claim severity plus 100%, times the prior year indexed amount beginning with 100% in 2013 rounded. Gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. Gross claim frequency includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). The percent change in gross claim frequency is calculated as the amount of increase or decrease in the gross claim frequency in the current period compared to the prior period shown above; divided by the prior period gross claim frequency. The percent change in Q1 2018 is calculated using the gross claim frequency for the three months ended March 31, 2018 compared to the same amounts for the twelve months ended December 31, 2017. Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The percent change in paid claim severity is calculated as the amount of increase or decrease in the paid claim severity in the current period compared to the prior period shown above; divided by the prior period paid claim severity. The percent change in Q1 2018 is calculated using the paid claim severity for the three months ended March 31, 2018 compared to the same amounts for the twelve months ended December 31, 2017. 95% 100% 105% 110% 115% 120% 125% 130% 2013 2014 2015 2016 2017 Q1 2018 Property Damage Statistics Indexed to 2013 % change in gross claim frequency % change in paid claim severity 53